As filed with the Securities and Exchange Commission on March 09, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                           Simon D. Collier, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110


                   Date of fiscal year end: December 31, 2005

                   Date of reporting period: January 1, 2005 - December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.




                                    [GRAPHIC]




                                                                  Adams Harkness
                                                          Small Cap Growth Fund

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Adams Harkness Small Cap Growth Fund (the "Fund") outperformed its benchmark, the Russell 2000 Growth Index (the "Index"), for the year ended 2005, increasing 14.18% versus a 4.15% return for the Index.

Returns in the U.S. equity market were muted in 2005, as the Federal Reserve raised interest rates in its quest to slow the economy and protect against the perils of inflation.

Small capitalization growth stocks, as measured by the Index, struggled in the first months of the year, but began to significantly outperform larger company stocks in May, in the wake of strong first quarter earnings growth. While the returns of smaller capitalization growth stocks and larger capitalization stocks (as measured by the S&P 500) were fairly similar, the earnings growth of the smaller growth companies outpaced that of larger companies quite handily in the year. Indeed, many smaller companies saw an acceleration of their earnings growth as we moved through the year, while larger companies saw their rate of earnings growth decline to a more "normalized" 5-10% level.

In the world of small capitalization stocks, 2005, in retrospect, turned out to be a stockpicker's year: performance was determined by the ability to identify companies who could grow their earnings faster than most other companies could, before these companies were widely recognized by Wall Street. We believe our focus on purchasing companies with, among other things, strong prospects and positive fundamental changes in their business models, and seeking to use periods of weakness to the Fund's advantage by initiating or adding to positions, was of great benefit to the Fund in 2005. The Fund benefited for most of the year from its weighting in the energy sector. Positions such as Range Resources Corp., a mid-sized domestic exploration and development company, and Hydril Co., a provider of premium connections and pressure control products for the oil service industry, were of benefit to the Fund. In the first half of the year the Fund benefited from being overweight consumer stocks. In the summer we reduced our weighting in consumer stocks and redeployed the money into technology and business services stocks, on the theory that the Federal Reserve would ultimately succeed in slowing the economy and that the slowdown would have more impact on consumer spending than on business spending, which has been slow to recover with the general economy. Thus, we eliminated positions in stocks such as Children's Place, one of the dominant purveyors of children's apparel; Bebe's stores, a provider of high fashion women's apparel, and Gamestop, a dominant operator of stores selling new and used video games. Our more macroeconomic concerns about the consumer coincided with these stocks hitting our sell discipline due to perceived full valuation. And we initiated or added to positions in companies such as Sirf Technology, a manufacturer of digital processing integrated chipsets for Global Positioning System (GPS) based devices, and Redback Networks, a manufacturer of router platforms for telecom carriers and service providers. That change was a modest drag on the Fund in the first month or two, but of benefit as we moved into the fourth quarter of the year.

Although sector allocation was of benefit to the Fund, our attribution analysis continues to show that individual stock selection is of most import to the Fund's performance. We have highlighted below some of the best --and worst -- ideas we had in 2005.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


"Great Ideas":

Intuitive Surgical Inc. -- This is a very classic emerging growth story. The company developed and has significant intellectual property protection around the DaVinci system, which is a robotic system that enables doctors to perform surgery using robotic arms. It offers a better patient outcome for a number of surgeries, such as radical prostatectomy, open heart surgery, and breast reconstruction. Many of the professionals at the company came from U.S. Surgical, which was a pioneer in minimally invasive surgical tools. The company is very early in its growth and thus, in addition to looking on the company with great skepticism, Wall Street analysts significantly underestimated the company's rate of growth.

Hologic Inc. -- This is another medical device company, also a very classic emerging growth story. The company is in the midst of a major product transition and a very strong growth cycle as a result. The company has long been in the x-ray business; most recently, they developed a three-dimensional radiography device which enables much earlier detection of breast cancer. As they transition into this next-generation technology and move to more of a software platform, margins are poised to expand significantly. This is another company where Wall Street has to date significantly underestimated the company's rate of growth.

AQuantive, Inc. -- Aquantive is in the online media management business. This services company made a transformational acquisition when it acquired Razorfish, which not only provided complementary services and a more predictable business model, but it also provided significant opportunities for margin improvement. As more and more advertising transitions to the online space, Aquantive has the potential to become a significant provider of business services to those advertisers.

SiRF Technology Holdings, Inc. -- Sirf is a leading provider of integrated chip-sets for GPS-based devices in wireless handheld, automotive, mobile computing, and embedded consumer applications markets. Its disruptive, proprietary design and manufacturing technology enables it to offer smaller, cheaper solutions than many of its bigger competitors which has led the company to become a dominant provider of these products. This company has not been public all that long and therefore is neither well followed nor well understood by Wall Street.

Vertex Pharmaceuticals, Inc. -- Our preference in biotechnology is to seek companies that have proprietary platforms that will enable a strong product flow, and have a major product on the verge of being commercialized. Vertex is one such company. They focus on small molecule drugs and target large disease states that require constant care, such as HIV and hepatitis C. The data on their lead drug candidate has been startlingly good in terms of its efficacy and we believe Vertex has the potential to become a major drug company, over time.

"Great Ideas at the Time":

Our investment process seeks to cut individual security losses early; however, based upon various market factors this may not always be possible. Fortunately, we had very few stocks that were down significantly in the

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

portfolio during the year, and thankfully they were not large positions. However, we are far from perfect in every case! Some of our "less than perfect" picks were:

Packeteer is a company in the communications technology space with promising technology. The company's prospects were severely hurt when Cisco purchased a direct competitor, thus triggering our sale of the company, since our original investment thesis around the purchase had changed.

Provide Commerce operates online stores for premium flowers, plants and meat. While the company has a potentially highly profitable business model, it appeared to us that the company would be forced to increase spending on advertising significantly to build a brand on the internet. Our concern over the profit outlook led us to sell the stock.

GSI Commerce develops e-commerce platforms for smaller businesses who do not wish to handle the website administration, order management, online marketing, etc., themselves. It offers a turnkey service that has an appealing cost-value relationship to its clients. Since it is a high fixed-cost service, as the business grows, profitability for GSI increases exponentially. We purchased the stock on the thesis that the company was beginning to hit the inflection point and would see increasing profitability as we moved through 2005. However, in late 2005, the company announced it would delay its fiscal 2005 third quarter earnings release as it appeared to have misstated some of its financials; this announcement led us to sell the stock.

Sonic Solutions develops, markets and supports software used to edit digital audio and video information. Although the company seems to be very well positioned in that its products are in high demand by consumers, it became evident to us that the company's business model was more hostage to the personal computer companies than it originally appeared and thus could potentially be more variable than we had thought. That conclusion led us to sell the stock.

First Horizon Pharmaceuticals is a specialty pharmaceutical company that manufactures drugs to treat chronic conditions for the heart, the stomach and women's health. The company had run into severe operational problems in 2002 and 2003; with a new management team comprised of one of the founders and experienced outsiders, we believed that the company's business could be returned to its past high level of growth and profitability. While that did occur as we moved through 2005, it occurred at a pace slower than originally expected; that fact, combined with negative investor sentiment on the specialty pharmaceutical group, caused it to be a disappointing investment. The stock was sold because it hit the technical triggers of our sell discipline.

As you know, while investing in the stocks of smaller companies can offer the potential for higher than normal rewards, it also carries higher than normal risks relative to the broader market. Smaller company stocks, particularly growth stocks, can be more volatile than larger company stocks over short periods of time; in addition, individual companies can falter or fail in their ability to execute on their business plan. We seek to mitigate these risks to some extent by owning a slightly larger number of issues than our peers -- generally, we will have 90-110 holdings in the Fund, and the top ten holdings in the Fund generally have ranged from 20 to 25% of the Fund's assets. While that puts the onus on us to find a few more companies with bright prospects,

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

the small-cap market is quite large -- there are over 5,000 smaller capitalization public companies in the U.S. equity markets -- and our investment process guides us to focus on companies with the potential to show secular improvements in their business models. For reasons we have outlined below, we are finding more smaller companies meeting our criteria than we have in a number of years.

Historically, smaller capitalization stock returns have been muted until the Federal Reserve tightening cycle is finished, as the price-to-earnings ratios ("p/e ratio") usually decline while the Federal Reserve is in its tightening mode. One of the key tenets of our investment process is a "p/e to growth discount". We want the p/e ratio to be less than the company's rate of earnings growth, based on the next twelve months earnings figure. For instance, if we believe a company can grow its earnings at 35% and we estimate the company will earn $1.00 in earnings per share over the next year, $35 would be our price target on the stock. For the majority of 2005, the p/e ratio on the Fund overall ranged from 50-70% of its rate of earnings growth. We believe that our discipline in demanding this valuation discount contributed positively to the Fund's performance in 2005.

The overall macroeconomic environment was of benefit to the Fund, as well. Smaller growth companies tend to "live by their wits" as their success or failure is usually more a result of their ability to execute on their strategy for growth than is the general macroeconomic climate. This is why small capitalization stocks historically have done very well in environments of severe deflation and depression, such as the 1930's, as well as environments of significant inflation, such as the late 1970's-early 1980's. The economic environment in which we found ourselves -- one of fairly steady but robust Gross Domestic Product (GDP) growth of 3-4%, inflation higher than in just prior times but still relatively benign at about 2-3%, and the Federal Reserve in tightening mode but rates rising from what the Federal Reserve Board called "unusually low levels" to "more normal levels". For smaller companies, that is a goldilocks economy -- not too hot, not too cold, but just right.

In addition to a benign economy, many smaller companies are still seeing significant margin improvement. As we look back on the economic recession of 2001-2002, it is clear that corporate profits were under pressures of the kind not seen since the mid 1970's. It caused many smaller companies to re-examine and dramatically re-engineer their business models, to make them leaner and increase their profit potential. It also taught them to guard their balance sheets -- contrary to popular wisdom, we do not find smaller companies to have more highly leveraged balance sheets than larger companies. Today, we find small companies, instead, to be fairly big cash generators -- many of the companies in which the Fund is invested have several dollars per share of cash on hand, little or no debt, and historically generate cash at an accelerating pace.

Thus, we see the potential for continued margin improvement in many smaller companies as we look out over the next few years, barring a major worldwide economic downturn. Given that many of the companies we have invested in have differentiated products and services and strong new product cycles, we believe they have the ability to grow their revenues at a rate above that of the average company.

While investors appear to be conflicted about the outlook for 2006, we believe that for smaller companies the "micro" factors -- ability to execute on their plan -- will be of more import than the "macro" factors. While smaller companies may be impacted by an economic slowdown, many smaller companies, depending on their stage of growth, may not see a significant impact if economic growth slows (as opposed to going into negative

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

territory, which would signal a recession). While we believe it is possible that the new Federal Reserve Chairman, Ben Bernanke, may raise rates longer than the market currently anticipates, historically rising rates have not significantly impacted smaller capitalization stocks, unlike the general market. We believe this is partly due to the fact that such rate increases are usually a reflection of a strong economy, and also partly due to the fact that rising inflation tends to translate into pricing power for smaller companies, so it can be a positive factor, as opposed to a negative factor. This was the experience in the late 1970's-early 1980's.

If the current economic forecasts prove to be accurate, S&P 500 earnings growth is forecast in the 5-10% range for 2006. That is significantly below the 25% rate of earnings growth forecast for the Russell 2000 Growth Index. Despite its slowing rate of earnings growth, the S&P 500 currently sells at 16x 2006 earnings, otherwise known as the p/e ratio, while the Russell 2000 Growth Index sells at 19.56x 2006 earnings. If the earnings forecasts prove to be accurate, and there is no assurance that will happen, the valuations for smaller growth companies strike us as cheap, relative to their growth rates. Indeed, if these forecasts come to fruition, one could argue that what might be scarce in the stock market is earnings growth, and those companies that deliver above-average earnings growth might be awarded above-average valuations by investors. It is this logic which causes us to continue to be positive on smaller capitalization growth stocks as we look out to 2006.

We thank you for your interest and your investment in the Adams Harkness Small Cap Growth Fund. Be assured that our talents and energies are entirely focused on scanning the small-cap landscape to identify those companies that meet our investment discipline and have the potential to capitalize on stock market inefficiencies and economic opportunities.

Sincerely,

/s/ mary lisanti

Mary Lisanti, CFA
Portfolio Manager
AH Lisanti Capital Growth, LLC

The views in this report were those of the Fund's Portfolio Manager as of December 31, 2005 and may not reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

THE FUND INVESTS IN SMALLER COMPANIES WHICH GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. Price to earnings ratio is the value of a company's stock price relative to company earnings. Estimated earnings growth is the year over year growth in earnings per share.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Adams Harkness Small Cap Growth Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 441-7031 OR VISIT THE FUND'S WEBSITE AT WWW.AHLISANTI.COM.

                                                               SINCE
                                                             INCEPTION
          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05 1 YEAR   2/27/04
          ------------------------------------------ ------- ---------
             Adams Harkness Small Cap Growth Fund     14.18%  11.19%
             Russell 2000 Growth Index                 4.15%   7.00%

          INVESTMENT VALUE ON 12/31/05
          ----------------------------
             Adams Harkness Small Cap Growth Fund    $12,160
             Russell 2000 Growth Index               $11,329

                          [CHART]

               ADAMS HARKNESS SMALL      RUSSELL 2000
                 CAP GROWTH FUND         GROWTH INDEX
               -------------------       ------------
  2/27/2004         $10,000                $10,000
  2/29/2004          10,000                 10,000
  3/31/2004           9,910                 10,047
  4/30/2004           9,470                  9,542
  5/31/2004           9,580                  9,732
  6/30/2004           9,840                 10,056
  7/31/2004           8,920                  9,153
  8/31/2004           8,580                  8,956
  9/30/2004           9,450                  9,452
 10/31/2004           9,650                  9,681
 11/30/2004          10,380                 10,500
 12/31/2004          10,650                 10,877
  1/31/2005          10,310                 10,387
  2/28/2005          10,500                 10,530
  3/31/2005          10,130                 10,135
  4/30/2005           9,430                  9,490
  5/31/2005          10,110                 10,159
  6/30/2005          10,590                 10,487
  7/31/2005          11,400                 11,220
  8/31/2005          11,510                 11,062
  9/30/2005          11,870                 11,150
 10/31/2005          11,250                 10,738
 11/30/2005          12,130                 11,346
 12/31/2005          12,160                 11,329

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

           SHARES          SECURITY DESCRIPTION             VALUE
           ------- ------------------------------------- -----------
           COMMON STOCK - 98.2%
           BUSINESS SERVICES - 17.8%
             1,620 Advent Software, Inc.+                $    46,834
             3,840 Akamai Technologies, Inc.+                 76,531
             6,490 AQuantive, Inc.+                          163,808
             2,925 Argonaut Group, Inc.+                      95,852
             2,545 Avid Technology, Inc.+                    139,364
             1,515 Blackboard, Inc.+                          43,905
             2,220 Digital Insight Corp.+                     71,084
            11,975 Informatica Corp.+                        143,700
             3,265 Kenexa Corp.+                              68,892
             2,270 Nutri/System, Inc.+                        81,765
             1,700 Old Dominion Freight Line, Inc.+           45,866
             5,325 SiRF Technology Holdings, Inc.+           158,685
             4,685 Ultimate Software Group, Inc.+             89,343
             9,135 Valueclick, Inc.+                         165,435
             2,355 Vocus, Inc.+                               24,539
             4,705 WebSide Story, Inc.+                       85,302
             2,920 WebMD Health Corp., Class A+               84,826
             4,460 Witness Systems, Inc.+                     87,728
                                                         -----------
                                                           1,673,459
                                                         -----------
           COMMUNICATIONS TECHNOLOGY - 1.0%
             6,730 Foundry Networks, Inc.+                    92,941
                                                         -----------
           CONSUMER OTHER - 7.7%
             1,375 California Pizza Kitchen, Inc.+            43,959
             2,925 Coldwater Creek, Inc.+                     89,300
             1,870 Green Mountain Coffee Roasters, Inc.+      75,922
             5,895 Gymboree Corp.+                           137,943
             1,070 Life Time Fitness, Inc.+                   40,756
             1,300 Micros Systems, Inc.+                      62,816
             2,510 Ruth's Chris Steak House, Inc.+            45,431
             5,005 Verifone Holdings, Inc.+                  126,626
             1,515 Volcom, Inc.+                              51,525
             1,175 Zumiez, Inc.+                              50,784
                                                         -----------
                                                             725,062
                                                         -----------
           CONSUMER PRODUCTS - 0.5%
             4,290 Mikohn Gaming Corp.+                       42,342
                                                         -----------
           CONSUMER RETAIL - 6.0%
             3,160 Ann Taylor Stores Corp.+                  109,083
             2,515 Build-A-Bear Workshop, Inc.+               74,545
             1,140 Carter's, Inc.+                            67,089
             1,465 Childrens Place Retail Stores, Inc.+       72,400
             2,165 Citi Trends, Inc.+                         92,424
             1,260 Dress Barn, Inc.+                          48,649
             2,620 Under Armour, Inc., Class A+              100,372
                                                         -----------
                                                             564,562
                                                         -----------
           ENERGY - 5.1%
             3,695 Cal Dive International, Inc.+             132,614
             2,505 GMX Resources, Inc.+                       90,180
               700 Hydril Co.+                                43,820
             1,765 Oil States International, Inc.+            55,915
             2,340 Todco, Class A                             89,060
             2,100 W-H Energy Services, Inc.+                 69,468
                                                         -----------
                                                             481,057
                                                         -----------

            SHARES          SECURITY DESCRIPTION             VALUE
           -------- ------------------------------------- -----------
           FINANCIALS - 1.9%
              1,945 Investment Technology Goup. Inc.+     $    68,931
              4,325 optionseXpress Holdings, Inc.             106,179
                                                          -----------
                                                              175,110
                                                          -----------
           HEALTHCARE SERVICES - 11.4%
              2,155 Administaff, Inc.                          90,618
              1,840 Centene Corp.+                             48,374
              6,605 Hologic, Inc.+                            250,462
              3,735 LCA-Vision, Inc.                          177,450
              3,895 Matria Healthcare, Inc.+                  150,970
              4,385 On Assignment, Inc.+                       47,840
              3,530 Psychiatric Solutions, Inc.+              207,352
              2,600 Radiation Therapy Services, Inc.+          91,806
                                                          -----------
                                                            1,064,872
                                                          -----------
           INDUSTRIAL - 5.7%
              2,895 Advanced Energy Industries, Inc.+          34,248
              4,435 BE Aerospace, Inc.+                        97,570
              3,410 Ceradyne, Inc.+                           149,358
              1,650 Daktronics, Inc.                           48,790
              2,220 Greatbatch Technologies, Inc.+             57,742
              2,600 LKQ Corp.+                                 90,012
              2,485 VistaPrint Ltd.+                           56,544
                                                          -----------
                                                              534,264
                                                          -----------
           OTHER - 1.6%
             11,710 Powerwave Technologies, Inc.+             147,195
                                                          -----------
           PRODUCTS/PHARMACEUTICAL - 19.6%
              1,540 Adams Respiratory Therapeutics, Inc.+      62,616
              4,995 Alkermes, Inc.+                            95,504
              1,950 Angiodynamics, Inc.+                       49,783
              1,150 Arthrocare Corp.+                          48,461
              1,215 Aspect Medical Systems, Inc.+              41,735
              3,380 Atherogenics, Inc.+                        67,634
             13,040 BioMarin Pharmaceuticals, Inc.+           140,571
              3,410 Conceptus, Inc.+                           43,034
              1,685 Cynosure, Inc., Class A+                   35,368
              2,355 Intuitive Surgical, Inc.+                 276,171
              1,945 IRIS International, Inc.+                  42,518
              2,060 Kyphon, Inc.+                              84,110
              6,810 Lifecell Corp.+                           129,867
              6,290 Natus Medical, Inc.+                      101,520
              1,885 New River Pharmaceuticals, Inc.+           97,794
              2,990 Pharmaceutical Resoures, Inc.+             93,707
              4,525 Thoratec Corp.+                            93,622
              1,360 United Therapeutics Corp.+                 94,003
              6,225 Vertex Pharmaceuticlas, Inc.+             172,246
              2,705 Vital Images, Inc.+                        70,736
                                                          -----------
                                                            1,841,000
                                                          -----------
           SEMICONDUCTORS & EQUIPMENT - 10.1%
              4,295 Aeroflex, Inc.+                            46,171
              7,355 Asyst Technologies, Inc.+                  42,071
              5,935 Atheros Communications, Inc.+              77,155
              2,330 Diodes, Inc.+                              72,347
              8,350 GSI Group, Inc.+                           90,681
              4,405 Hittite Microwave Corp.+                  101,932
              3,135 Ikanos Communications, Inc.+               46,210

See Notes to Financial Statements.    7

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                SHARES         SECURITY DESCRIPTION          VALUE
               --------    -----------------------------  -----------
               SEMICONDUCTORS & EQUIPMENT (CONTINUED)
                  3,675    Microsemi Corp.+               $   101,651
                  3,905    Openwave Systems, Inc.+             68,220
                  6,310    Plexus Corp.+                      143,489
                  2,895    Sunpower Corp., Class A+            98,401
                  3,295    Trident Microsystems, Inc.+         59,310
                                                          -----------
                                                              947,638
                                                          -----------
               SOFTWARE & SERVICES - 8.1%
                  4,000    Blue Coat Systems, Inc.+           182,880
                  2,615    F5 Networks, Inc.+                 149,552
                  1,950    Intergraph Corp.+                   97,130
                  2,110    JDA Software Group, Inc.+           35,891
                  2,710    Merge Technologies, Inc.+           67,858
                  1,885    Neoware Systems, Inc.+              43,921
                 12,970    Redback Networks, Inc.+            182,358
                                                          -----------
                                                              759,590
                                                          -----------
               TECHNOLOGY - 1.7%
                  5,740    Rackable Systems, Inc.+            163,475
                                                          -----------
               TOTAL COMMON STOCK (COST $7,643,216)         9,212,567
                                                          -----------
               SHORT-TERM INVESTMENT - 0.2%
               MONEY MARKET DEPOSIT ACCOUNT - 0.2%
                 16,828    Citibank Money Market Deposit
                           Account (Cost $16,828)              16,828
                                                          -----------
               TOTAL INVESTMENTS - 98.4%
                           (COST $7,660,044)*             $ 9,229,395
               OTHER ASSETS AND LIABILITIES, NET - 1.6%       151,335
                                                          -----------
               TOTAL NET ASSETS - 100.0%                  $ 9,380,730
                                                          ===========

-------------------------

+Non-income producing security.

*Cost for Federal income tax purposes is $7,718,970 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,602,364
             Gross Unrealized Depreciation                 (91,939)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,510,425
                                                        ==========

                        PORTFOLIO HOLDINGS
                        % OF TOTAL INVESTMENTS
                        Business Services          18.1%
                        Communications Technology   1.0%
                        Consumer Other              7.9%
                        Consumer Products           0.5%
                        Consumer Retail             6.1%
                        Energy                      5.2%
                        Financials                  1.9%
                        Healthcare Services        11.5%
                        Industrial                  5.8%
                        Other                       1.6%
                        Products/Pharmaceutical    19.9%
                        Semiconductors & Equipment 10.3%
                        Software & Services         8.2%
                        Technology                  1.8%
                        Short-Term Investments      0.2%

See Notes to Financial Statements.    8

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $7,660,044)                                       $9,229,395
   Receivables:
     Investment securities sold                                                           299,947
     Fund shares sold                                                                      41,111
     Interest and Dividends                                                                 1,489
     Expense reimbursement from adviser                                                    24,433
   Prepaid Expenses                                                                         1,192
                                                                                       ----------

Total Assets                                                                            9,597,567
                                                                                       ----------

LIABILITIES
   Payables:
     Investment securities purchased                                                      166,052
   Accrued Liabilities:
     Audit fees                                                                            21,876
     Trustees' fees and expenses                                                              100
     Compliance services fees                                                               1,380
     Other expenses                                                                        27,429
                                                                                       ----------

Total Liabilities                                                                         216,837
                                                                                       ----------

NET ASSETS                                                                             $9,380,730
                                                                                       ==========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                     $7,981,085
   Accumulated net realized gain (loss) from investments                                 (169,706)
   Unrealized appreciation (depreciation) on investments                                1,569,351
                                                                                       ----------

NET ASSETS                                                                             $9,380,730
                                                                                       ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   BASED ON NET ASSETS OF $9,380,730 AND 779,483 SHARES OUTSTANDING (UNLIMITED SHARES
     AUTHORIZED)                                                                       $    12.03
                                                                                       ==========

See Notes to Financial Statements.    9

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Investment income                                                    $    7,738
   Dividend income                                                           4,946
                                                                        ----------
                                                                            12,684
                                                                        ----------

EXPENSES
   Investment adviser fees                                                  59,421
   Administrator fees                                                       38,874
   Transfer agency fees                                                     32,876
   Shareholder services fees                                                14,855
   Custodian fees                                                           25,127
   Accountant fees                                                          39,071
   Trustees' fees and expenses                                                 399
   Compliance services fees                                                 17,377
   Registration fees                                                        15,248
   Audit fees                                                               22,232
   Legal fees                                                               16,043
   Amortization of deferred offering costs                                   1,128
   Miscellaneous expenses                                                   24,726
                                                                        ----------
Total Expenses                                                             307,377
   Fees waived and expenses reimbursed                                    (209,332)
                                                                        ----------
Net Expenses                                                                98,045
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                               (85,361)
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                (149,858)
   Net change in unrealized appreciation (depreciation) on investments   1,269,913
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   1,120,055
                                                                        ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $1,034,694
                                                                        ==========

See Notes to Financial Statements.    10

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              February 27, 2004 (a)
                                                               Year Ended            through
                                                            December 31, 2005   December 31, 2004
                                                            ----------------- ---------------------
OPERATIONS
   Net investment income (loss)                                $   (85,361)        $  (25,595)
   Net realized gain (loss) on investments                        (149,858)           101,551
   Net change in unrealized appreciation (depreciation) on
     investments                                                 1,269,913            198,771
                                                               -----------         ----------
Increase (Decrease) in Net Assets from Operations                1,034,694            274,727
                                                               -----------         ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                               (100,195)                 -
                                                               -----------         ----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                6,125,134          2,389,696
   Contributions of securities at fund's organization                    -          1,054,911
   Reinvestment of distributions                                   100,162
   Redemption of shares                                         (1,447,226)           (51,230)
   Redemption fees                                                      35                 22
                                                               -----------         ----------
Increase (Decrease) from Capital Transactions                    4,778,105          3,393,399
                                                               -----------         ----------

Increase (Decrease) in Net Assets                                5,712,604          3,668,126

NET ASSETS
   Beginning of period                                           3,668,126                  -
                                                               -----------         ----------
   End of period (Including accumulated undistributed net
     invest income (loss) of $0, $0 respectively)              $ 9,380,730         $3,668,126
                                                               ===========         ==========

SHARE TRANSACTIONS
   Sale of shares                                                  552,505            244,650
   Contributions of securities at fund's organization                    -            105,491
   Reinvestment of distributions                                     8,170                  -
   Redemption of shares                                           (125,505)            (5,828)
                                                               -----------         ----------
Increase (Decrease) in Shares                                      435,170            344,313
                                                               ===========         ==========

----------------------------------------

(a) Commencement of operations

See Notes to Financial Statements.    11

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                                             February 27, 2004 (a)
                                                              Year Ended            through
                                                           December 31, 2005   December 31, 2004
                                                           ----------------- ---------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.65              $10.00
                                                                ------              ------

OPERATIONS
   Net investment income (loss)                                  (0.16) (b)          (0.07)
   Net realized and unrealized gain/(loss) on investments         1.67                0.72
                                                                ------              ------
Total from Investment Operations                                  1.51                0.65
                                                                ------              ------

Redemption Fees (b)                                                 - (c)               - (c)

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                              (0.13)                  -
                                                                ------              ------

NET ASSET VALUE, END OF PERIOD                                  $12.03              $10.65
                                                                ======              ======

TOTAL RETURN (d)                                                 14.18%               6.50%

RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                                            $9,381              $3,668
   Ratios to average net assets (e):
     Net expenses                                                 1.65%               1.63% (e)
     Gross expenses (f)                                           5.17%              13.58% (e)
     Net investment income (loss)                                (1.44%)             (1.51%)(e)

PORTFOLIO TURNOVER RATE                                            307%                500% (d)

-------------------------

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period. (c)Less than $0.01 per share. (d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.    12

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION

This report relates to Adams Harkness Small Cap Growth Fund (the "Fund"). The Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing at least 80% of its net assets plus borrowings in the common stock of smaller, lesser -- known companies whose stocks are traded in the U.S. markets. Smaller companies are defined as those with market capitalizations no greater than $3 billion at the time of their purchase. These companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stocks.

On February 27, 2004, the Fund acquired various securities in exchange for shares of the Fund. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

         DATE OF CONTRIBUTION NET ASSETS SHARES ISSUED UNREALIZED GAIN
         -------------------- ---------- ------------- ---------------
          February 27, 2004   $1,054,911    105,491       $100,667

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - If a redemption or exchange of shares occurs within 30 days of purchase, a 1.00% redemption fee is charged. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund collected $35 in redemption fees during the year ended December 31, 2005.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - At a Special Meeting of Shareholders on November 25, 2005, shareholders of the Fund approved a new Investment Advisory Agreement between the Trust and AH Lisanti Capital Growth Fund, LLC (the "Adviser") with respect to the Fund ("New Agreement"). For the period of June 30, 2005 through November 24, 2005, the Adviser served as the Fund's investment adviser pursuant to an Interim Investment

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Advisory Agreement (the "Interim Agreement") dated June 30, 2005. Prior to that, the Adviser provided investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund (the "Original Agreement").

Prior to June 30, 2005, Adams Harkness Asset Management, Inc. ("AHAM"), another registered investment adviser, maintained an 80% equity interest in the Adviser while Ms. Mary Lisanti, the Fund's portfolio manager, maintained a 20% equity interest. On June 30, 2005, AHAM, at the direction of its parent corporation Adams Harkness Financial Group, Inc. ("AHFG"), transferred to Ms. Lisanti additional residual membership interests in the Adviser increasing her equity interest to 51% (the "Transfer").

Since the Transfer would result in an assignment and termination of the Original Agreement pursuant to the terms of the agreement and Act, the Board approved the Interim Agreement and the New Agreement, subject to shareholder approval.

The advisor received an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets under the original, interim, and new agreement.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting, and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder-servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services to the Fund's shareholders.

DISTRIBUTION - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor, Citigroup, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain Officers of the Trust are Directors, Officers or employees of the aforementioned companies.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive its fees and reimburse certain Fund expenses through April 30, 2006 to limit the Fund's net expenses to 1.65% of its average daily net assets. Citigroup has voluntarily agreed to waive a portion of its fees. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. These voluntary waivers and expense reimbursements may

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

be reduced or eliminated at any time. For the year ended December 31, 2005, fees waived and expenses reimbursed were as follows:

                                        COMPLIANCE
       ADVISER  ADVISER   ADMINISTRATOR  SERVICES  TOTAL FEES WAIVED AND
       WAIVED  REIMBURSED    WAIVED       WAIVED    EXPENSES REIMBURSED
       ------- ---------- ------------- ---------- ---------------------
       $59,421  $134,805     $11,978      $3,128         $209,332

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through December 31, 2005

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $22,231,937 and $17,780,350, respectively, for the year ended December 31, 2005. The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with the Adviser. The commissions paid to this affiliated firm were $78,810 for the period.

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                      Capital and Other Losses $ (110,780)
                        Unrealized Appreciation 1,510,425
                                               ----------
                      Total                    $1,399,645
                                               ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid during 2005 and 2004 were as follows:

                                               2005   2004
                                -            -------- ----
                      Ordinary Income        $ 95,125  $-
                         Long-Term Capital Gain 5,070 -
                                             --------  --
                      Total                  $100,195  $-
                                             ========  ==

For tax purposes, the Fund has a current year deferred post-October loss of $43,534. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


On the Statement of Assets and Liabilities, as a result of net operating loss incurred and a small return of capital, certain amounts for the year ended December 31, 2005 have been reclassified from what was previously reported. The reclassification has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $ 85,361
                  Undistributed Net Realized Gain         13
                  Paid-in-Capital                    (85,374)

As of December 31, 2005, the Fund has a capital loss carryover to offset future capital gains of $67,246, expiring in 2013.

NOTE 7. OTHER INFORMATION

On December 31, 2005, two shareholders held approximately 58% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and the shareholders of Adams Harkness Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Adams Harkness Small Cap Growth Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from February 27, 2004 (commencement of operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adams Harkness Small Cap Growth Fund as of December 31, 2005, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period from February 27, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2006

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

PROXY RESULTS

At the Special Meeting of Shareholders, held on November 25, 2005 shares were voted as summarized below on the following proposal presented to Shareholders:

To approve the Investment Advisory Agreement between Forum Funds and AH Lisanti Capital Growth, LLC with respect to Adams Harkness Small Cap Growth Fund.

                               FOR AGAINST ABSTAIN
                              ---   ------- -------
                            255,690  2,204   4,894

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the period ended June 30 is available, without charge and upon request on the Fund's website at www.ahsmallcap.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005, through December 31, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                       BEGINNING ACCOUNT
                             VALUE       ENDING ACCOUNT VALUE EXPENSES PAID
                         JULY 1, 2005     DECEMBER 31, 2005   DURING PERIOD*
                       ----------------- -------------------- --------------
   Actual Return           $1,000.00          $1,148.23           $8.93
   Hypothetical Return      1,000.00           1,016.89            8.39

-------------------------
* Expenses are equal to the fund's annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All of the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal tax purposes.

CAPITAL GAIN DIVIDENDS - The fund paid long-term capital gain dividends of $5,070 for the tax year ended December 31, 2005.

INVESTMENT ADVISORY CONTRACT APPROVAL - At the July 7, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the Interim and New Agreements (the "Agreements"). In evaluating the Agreements, the Board reviewed materials furnished by the Advisor and Citigroup, including information regarding: (1) services to be provided to the Fund including the nature, extent and quality of such services; (2) the investment performance of the Fund; (3) the compensation to be paid to the Advisor including the cost of advisory services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects these economies of scale for the benefit of Fund investors; (5) other benefits received by the Advisor and its affiliates from their relationship with the Fund; (6) the continuation of services by other Fund service providers after the Transfer; and (7) whether any burden on the Fund would

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

result from the Transfer. In particular, the Board focused on the following factors and made the following conclusions in considering approval of the
Agreements:

SERVICES. Since the Fund's inception, the Advisor has provided investment advisory services to the Fund and has represented that it would continue to provide high quality investment advisory services to the Fund under the Agreements. Ms. Lisanti has served as the Fund's portfolio manager and Citigroup's primary contact at AH Lisanti since the Fund's inception and will continue to serve in these same capacities. AHFG will continue to guarantee the liabilities of AH Lisanti and will continue to provide back office services, including operational, legal and compliance support services. The Board concluded that the approval of the Agreements would not interfere with the day-to-day management of the Fund and that the Advisor has obtained the requisite back office support to help ensure continuation of Fund operations under the Agreements.

PERFORMANCE. Since Ms. Lisanti will continue to serve as the Fund's portfolio manager, the Transfer should not effect the Fund's performance. Under the management of Ms. Lisanti, the Fund outperformed its benchmark for the six-month and one year periods ended May 31, 2005 while underperforming its benchmark for the three-month and since inception periods ended May 31, 2005. The Board concluded that performance was not a significant factor regarding approval of the Agreements due to the relatively short period that the Fund has been in operation.

COMPENSATION AND ECONOMIES OF SCALE. The advisory fee to be paid by the Fund to the Advisor under the New Agreement will be the same as the advisory fee paid by the Fund to the Advisor under the Original Agreement. With respect to the Advisor's projected profitability on services rendered under the New Agreement, AH Lisanti has waived its entire advisory fee and reimbursed Fund expenses since the Fund's inception in order to limit the total annual expenses of the Fund to 1.65% of its average daily net assets ("Net Expense Ratio"). For the Fund's fiscal period ended December 31, 2004, AH Lisanti waived its entire fee of $16,796 and reimbursed Fund expenses in the amount of $185,704. AH Lisanti has contractually agreed to continue to waive its fee under the Interim Agreement and the New Agreement through April 30, 2006 in order to maintain the Fund's total expense ratio at or below the Net Expense Ratio. The costs incurred by the Advisor in order to provide advisory services to the Fund are not relevant because the Advisor has been waiving its fee and reimbursing Fund expenses since the Fund's inception and has agreed to continue such waivers and reimbursements through April 30, 2006 in order to limit the Net Expense Ratio to 1.65%.

Although the contractual advisory fee to be paid to the Advisor and the Fund's total expenses exceed the mean and median advisory fee and total expenses for the Fund's Lipper Inc. peer group, the advisory fee, after contractual fee waivers and expense reimbursements, is less than the mean and median advisory fee of the Fund's Lipper Inc. peer group while the Net Expense Ratio of the Fund is within 0.20% of the average net expenses of those funds within the Fund's Lipper Inc. peer group reporting net assets of less than $25 million (Fund assets approximate $5 million). In addition, the standard advisory fee charged by the Advisor with respect to similarly managed separate accounts is the same as the advisory fee to be charged to the Fund under the Agreements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------


Finally, AH Lisanti does not believe that the Fund will experience economies of scale and, therefore, the use of breakpoints in the advisory fee is not appropriate. Since the smaller companies in which the Fund invests are less liquid and not widely followed by Wall Street, a significant increase in Fund assets would require AH Lisanti to increase the number of research personnel dedicated to the Fund in order to identify additional positions in which the Fund could invest.

The Board concluded that AH Lisanti's advisory fee, after waivers, was reasonable and consistent with the Lipper Inc. peer group average.

OTHER BENEFITS TO AH LISANTI. The Advisor may utilize soft dollar arrangements and may direct Fund portfolio trades to certain brokers/dealers to acquire research. Currently, the Advisor does not maintain any soft dollar arrangements. the Advisor currently executes all Fund portfolio transactions through its affiliated broker-dealer. As the Fund grows in assets, the Advisor expects to limit Fund trades executed through its affiliated broker-dealer.

CONTINUITY OF SERVICE PROVIDERS. The Fund will maintain its existing contracts with the Fund's administrator, custodian, distributor, transfer agent, and fund accountant. The Board concluded that the continuation of the Fund's other service provider contracts would help ensure continuity of Fund operations under the Agreements.

NO UNDUE BURDEN ON FUND. The terms of the Agreements are identical in all material respects but for the effective date and the effective period of the Interim Agreement. The Board concluded that the approval of the Transfer would not result in: (1) an increase in the Fund's advisory fee or total expenses; (2) a change in advisory services, portfolio management personnel, back office support or other service provider services; or (3) costs to the Fund in order to seek shareholder approval of the New Agreement.

Based upon its review, the Board concluded that the approval of the Agreements were reasonable, fair and in the best interests of the Fund and its respective shareholders. The Board approved the Interim Agreement and the New Agreement, subject to the approval of the New Agreement by the Fund's shareholders.

At the October 7, 2005 special meeting of the Board, the Board considered the anticipated effects of the contemplated acquisition of AHFG by Canaccord Capital Inc. on or before March 31. 2006 (the "Acquisition") and the anticipated effect of the Acquisition on the Adviser and affirmed the Board's July 7, 2005 approval of the New Agreement. In doing so, the Board noted that all of the factors and conclusions that supported the initial approval of the New Agreement still applied but for AHFG's guarantee of AH Lisanti's liabilities post-closing of the Acquisition (the "Guarantee"). In lieu of the Guarantee, the Board noted that the definitive acquisition agreement executed between Canaccord and AHFG provides for a $250,000 line of credit to AHAM to subsidize the operations of the Adviser through December 31, 2006, as needed, and the Board determined to further evaluate the New Agreement and the effect of the expiration of the guaranteed line of credit prior to December 31, 2006.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The Fund Complex includes the Trust and one other investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031.

                         POSITION
         NAME            WITH THE    LENGTH OF              PRINCIPAL OCCUPATION(S) DURING
    AND BIRTH DATE        TRUST     TIME SERVED                      PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES      Board;     (Chairman     Reid & Priest LLP (law firm) 1995 - 2002.
J. Michael Parish         Trustee;   since 2004)
Chairman Trustee          Chairman,
since Retired;            Compliance
Partner, Wolfe, Block,    Committee,
Schorr and Solis- Born:   Nominating
November 9, 1943 of the   Committee
1989 Cohen, LLP           and
(law firm) 2002-2003;     Qualified
Partner, Thelen           Legal
                          Compliance
                          Committee

-----------------------------------------------------------------------------------------------------
Costas Azariadis        Trustee;   Trustee since Professor of Economics, University of California-Los
Born: February 15, 1943 Chairman,  1989          Angeles; Visiting Professor of Economics, Athens
                        Valuation                University of Economics and Business 1998 - 1999.
                        Committee
-----------------------------------------------------------------------------------------------------
James C. Cheng          Trustee;   Trustee since President, Technology Marketing Associates
Born: July 26, 1942     Chairman,  1989          (marketing company for small- and medium-sized
                        Audit                    businesses in New England).
                        Committee
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                          POSITION
          NAME            WITH THE    LENGTH OF              PRINCIPAL OCCUPATION(S) DURING
     AND BIRTH DATE        TRUST     TIME SERVED                      PAST 5 YEARS
------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee;   Trustee since President, Forum Trust, LLC (a non-depository trust
Born: July 15, 1942      Chairman,  1989          company) since 1997; President, Citigroup Fund
                         Contracts                Services, LLC (Citigroup) 2003 - 2005; President,
                         Committee                Forum Financial Group, LLC ("Forum")
                                                  (a fund services company acquired by Citibank, N.A.
                                                  in 2003).
------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier         President; Since 2005    Managing Director and Principal Executive Officer,
Born: October 22, 1961   Principal                Foreside Fund Services, LLC, the Trust's Distributor
                         Executive                since 2005; Chief Operating Officer and Managing
                         Officer                  Director, Global Fund Services, Citibank, N.A.
                                                  2003 - 2005; Managing Director, Global Securities
                                                  Services for Investors, Citibank, N.A. 1999 - 2003.
------------------------------------------------------------------------------------------------------
Carl A. Bright           Principal  Since 2005    President, Foreside Fund Services, LLC, the Trust's
Born: December 20, 1957  Financial                Distributor since 2004; Consultant, Foreside
                         Officer                  Solutions, LLC 2000 - 2003 (a
                                                  mutual fund development
                                                  company).
------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice       Since 2003    Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      President/               Relationship Manager, Forum 1999 - 2003.
                         Assistant
                         Secretary
------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice       Since 2004    Director and Relationship Manager, Citigroup since
Born: September 18, 1963 President                2004; Chief Financial Officer, The VIA Group, LLC
                                                  (a strategic marketing company) 2000 - 2003.
------------------------------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer  Since 2005    Product Manager, Citigroup since 2003; Senior
Born: August 11, 1971                             Manager of Corporate Finance, Forum 1999 - 2003.
------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary  Since 2004    Product Manager, Citigroup since 2004; Assistant
Born: September 6, 1971                           Counsel, PFPC, Inc. (a fund services company)
                                                  2000 - 2004.
------------------------------------------------------------------------------------------------------

                                    [GRAPHIC]




Adams Harkness Small Cap Growth Fund
Two Portland Square
Portland, ME 04101
(800) 441-7031
www.ahsmallcap.com

Investment Adviser
AH Lisanti Capital Growth, LLC
623 Fifth Avenue, 16th Floor
New York, NY 10022

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, ME 04101
www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                    [GRAPHIC]

                            Polaris Global Value Fund

                                 ANNUAL REPORT
                               December 31, 2005

[LOGO] Polaris
       Capital Management, Inc.
                          HTTP://WWW.POLARISFUNDS.COM

                                (888) 263-5594


                               TABLE OF CONTENTS








--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
FEBRUARY 6, 2006
--------------------------------------------------------------------------------


Dear Fellow Shareholder,

The Polaris Global Value Fund (the "Fund") advanced 10.52% in the calendar year 2005, exceeding the MSCI World (net) Index ("World, net") return of 9.49%.

The following table summarizes the Fund's
performance for various reporting periods. The
Fund continues to maintain a satisfactory
performance margin over its benchmark for the
inception-to-date (7/31/89), 1-, 3-, 5- and
10-year time periods. The Fund's
inception-to-date performance has exceeded
benchmark returns with lower market risk, as                           [GRAPHIC]
measured by the beta statistic, of 0.79 since
Fund inception (volatility measurement relative
to the MSCI World Index).

                          ---------------------------------------------------------------------
                                         2005                     As of December 31, 2005
                          ---------------------------------------------------------------------
                           YTD    QIV  QIII    QII     QI     1 Yr  3 Yrs  5 Yrs  10 Yrs  ITD
                          ---------------------------------------------------------------------
Polaris Global Value Fund 10.52% 2.30% 7.32% (0.27)%   0.95% 10.52% 26.19% 16.35% 13.47% 11.97%
MSCI World Index, net
 dividends reinvested      9.49% 3.06% 6.98%   0.41% (1.10)%  9.49% 18.69%  2.18%  7.04%  6.85%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (888) 263-5594 OR VISIT THE FUND'S WEBSITE AT WWW.POLARISFUNDS.COM. SHARES REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE CHARGED A 1.00% FEE. FUND PERFORMANCE SHOWN FOR PERIODS OF 180 DAYS OR LESS DOES NOT REFLECT THIS FEE; OTHERWISE, IF REFLECTED, THESE RETURNS WOULD HAVE BEEN LOWER. RETURNS GREATER THAN 1 YEAR ARE ANNUALIZED. SEE P.4 FOR ADDITIONAL DISCLOSURE.

The Fund was awarded the 2005 Lipper Fund Award in the Global Multi-Cap Value category. The Fund was measured against 17 peer funds for the three-year period ended December 31, 2004. Lipper presents the award each calendar year to one fund in each category that has achieved a strong trend of risk-adjusted returns relative to other funds in its category.

The following table shows the Fund's asset allocation at December 31, 2005.

                                           Polaris Global Value Fund Asset Allocation
                       -----------------------------------------------------------------------------------
                                                                        Africa &        Industry  MARKET
                       N. America Japan  Other Asia Europe Scandinavia S. America Cash   Totals  WEIGHTING
                       -----------------------------------------------------------------------------------
Energy                    1.29%    0.00%   0.00%     1.32%    0.00%      1.47%    0.00%   4.08%     9.20%
Utilities                 2.66%    2.67%   0.00%     0.00%    0.00%      0.00%    0.00%   5.33%     3.96%
Materials                 2.91%    2.95%   1.35%     4.10%    3.98%      3.66%    0.00%  18.94%     5.61%
Industrials               9.82%    0.00%   0.00%     1.31%    6.93%      0.00%    0.00%  18.06%    10.54%
Consumer Discretionary    1.28%    0.00%   0.00%    11.33%    1.36%      0.00%    0.00%  13.97%    11.76%
Consumer Staples          0.00%    0.00%   0.00%     1.31%    0.53%      0.00%    0.00%   1.84%     8.21%
Health Care               3.92%    0.00%   0.00%     0.00%    0.00%      0.00%    0.00%   3.92%    10.27%
Financials               17.82%    0.00%   0.00%     4.02%    1.35%      0.00%    0.00%  23.19%    25.01%
Information Technology    0.00%    0.00%   2.81%     0.00%    0.00%      0.00%    0.00%   2.81%    11.21%
Telecom. Services         1.36%    0.00%   1.25%     1.39%    0.00%      0.00%    0.00%   4.00%     4.22%
Other                     0.00%    0.00%   0.00%     0.00%    0.00%      0.00%    0.00%   0.00%     0.00%
Cash                      0.00%    0.00%   0.00%     0.00%    0.00%      0.00%    3.86%   3.86%     0.00%
                       -----------------------------------------------------------------------------------
Portfolio Weighting      41.06%    5.62%   5.42%    24.77%   14.15%      5.12%    3.86% 100.00%
                       ===================================================================================
WORLD MARKET WEIGHTING   54.69%   11.62%   3.58%    27.69%    2.42%      0.00%    0.00%           100.00%
                       -----------------------------------------------------------------------------------

                      Table may not foot due to rounding.

                                      1


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
FEBRUARY 6 2006
--------------------------------------------------------------------------------


CALENDAR YEAR 2005 PERFORMANCE ANALYSIS:

The year 2005 was the sixth consecutive year the Fund's performance exceeded its benchmark, and has done so for 12 of its 16 years since inception as a private limited partnership in 1989 (please refer to the disclosure on page 4 for a discussion of the limited partnership's reorganization into the Fund). The year 2005 was a somewhat unusual year in global equity markets with nearly all markets around the world showing positive returns; however the largest developed markets performed modestly compared to smaller markets. The discrepancy between developed markets and the best performing markets was largely related to whether the country produced or consumed oil or raw materials. The equity markets of countries that produced energy or raw materials did much better than countries that consumed energy or raw materials. Equity markets are often influenced by the amount of liquidity or cash flow in an economy; an economy with greater cash flow is associated with better equity market returns. Please refer to the Fund's Third Quarter report (available at http://www.polarisfund.com/reports_strategies.asp or 888-263-5594) for an analysis of our view of the impact of higher oil prices on the cash flow of various countries. The following table shows how 2005 equity market returns reflect this factor.

          2005 Country Returns - Local Market Indexes in U.S. Dollars

                        Commodity Producers  2005 Return
                        -------------------  -----------
                        Egypt                   162.0%
                        United Arab Emirates    142.1%
                        Columbia                124.4%
                        Lebanon                 106.9%
                        Saudi Arabia            103.6%
                        Russia                  83.3%
                        Kuwait                  79.9%
                        Brazil                  45.2%
                        Mexico                  44.9%
                        Oman                    44.4%
                        South Africa            27.7%
                        Canada                  26.0%
                        Chile                   18.2%

                       Commodity Producers    2005 Return
                       -------------------    -----------
                       Slovenia                  (17.6)%
                       China                     (9.5)%
                       Portugal                  (1.0)%
                       Dow Jones Industrials     (0.6)%
                       Malaysia                  (0.3)%
                       Thailand                   1.3%
                       Spain                      3.2%
                       Taiwan                     3.2%
                       Ireland                    3.7%
                       Bloomberg European 500     5.6%
                       France                     7.7%
                       Sweden                     8.3%
                       Germany                    10.9%

    Source: Bloomberg

In our view, the commodity factor did not explain all the winners and losers in 2005. Korea rose 57.8%, the Tokyo Topix rose 24.7% and Budapest increased 19.7%. Despite being flush with oil cash flow, Venezuela dropped 39.2%, the worst of all countries due to economic mismanagement.

U.S. market results were mixed with the S&P 500 Index up only 4.88% and the Dow Jones 30 Industrial Average actually down just under 1%. International markets outperformed the U.S. market again in 2005. The total return of the MSCI Europe, Australia, Far East Index ("EAFE") was 14.2%, substantially ahead of the MSCI USA Index that advanced 5.7%. In a departure from the commodity analysis above, the EAFE Index was largely influenced by the performance of Japan that increased 25.6%; Japan was 21.9% and 25.6% of the EAFE Index at beginning and end of 2005 respectively.

The return of the World Index, net of 9.49% reflects the combination of these factors; the U.S. represented 52.8% and 51.3% of the World Index at beginning and end of 2005, respectively.

                                      2


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
FEBRUARY 6, 2006
--------------------------------------------------------------------------------


For the calendar year 2005 the Fund's performance was 10.52%. The largest country weighting in the Fund's portfolio was the United States, this also contributed most to performance although U.S. returns were not as high as other countries that made up a smaller proportion of the portfolio. Other countries that contributed to the Fund's results included Britain followed by Finland, South Africa, Japan, Korea, and Mexico. Detracting from performance were holdings in Portugal, Belgium, and Sweden. In 2005 many global and international funds that had a high exposure to Japan performed well. Japan represented 11.6% of the World Index at December 31 after the MSCI Japan Index advanced 25.6% for the year. The Polaris Global Fund had 5.6% of the portfolio invested in Japan at year-end, this held back performance for the year. However, gains in emerging market countries Korea and South Africa helped offset the lower Japanese weighting.

On a sector basis the Fund's portfolio concentration benefited from investments in a number of sectors that performed well. The Materials sector topped gains in the portfolio in 2005 as tight supply in combination with increasing global demand boosted commodity prices for most materials. In particular, gains in specialty chemicals, cement, platinum group metals, copper and diversified commodities were partially offset by paper and French construction and paper chemical companies. The next most important gains included companies in the Industrials sector including Finnish elevator, construction, crane, and logistics companies in addition to U.S. firms in electrical distribution, motors and aircraft components. Gains in the Industrial sector were reduced by declines in services company Cendant and UK conglomerate FKI plc. Success in Consumer Discretionary was led once again by British homebuilders combined with luxury goods maker Christian Dior, German tire and auto parts company Continental AG. Sluggish results among auto makers partially offset these gains. In contrast to the headline troubles among large pharmaceuticals stocks, the Fund's investments in the Health Care sector performed well in 2005, specifically due to the strong cash flow and merger activity in U.S. health maintenance firms. Energy holdings registered strong gains; however, Energy made up a smaller part of the Fund's portfolio than Materials so this sector's contribution was less pronounced. Investments in the Utilities, Financial and Information Technology sectors contributed more modestly to 2005 performance. The one sector that detracted from results was Telecom Services where holdings lost ground for the year. This sector presents some of the most attractive valuations in the research universe; however investors appear to remain concerned about competition between legacy telecom providers and new technologies such as voice over internet protocol (VOIP).

INVESTMENT ENVIRONMENT AND INVESTMENT STRATEGY:

At Polaris Capital, portfolio construction is a function of the bottom up research process; country and sector allocations are the result of stock selection. In the past several years the research process has led the portfolio strategy to be under weight the U.S. market since it identified that the best values in the world were largely in Scandinavia, Britain, emerging markets and Asia. In our view, this portfolio strategy has been correct because the U.S. market has under performed the rest of the world over this time. The focus away from the U.S. will likely continue into 2006, barring major changes in cash flow generation and stock price levels. We believe that the Polaris valuation screens currently show considerable opportunity in Asia, Japan, and Latin America. Japanese companies continue to appear in stock screens albeit a smaller number of companies than during 2005. Emerging markets appear slightly more attractive at this time so we currently expect that our research will focus on these countries in Asia, Latin America and Central Europe in the first quarter of 2006.

There are risks in every market environment and 2006 presents several challenges including the possible negative impact of higher oil prices on oil consuming countries. The same can be said for increased commodity prices.

                                      3


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
FEBRUARY 6, 2006
--------------------------------------------------------------------------------

Specifically, can low cost countries such as China that produce low priced, low margin goods absorb raw material cost increases and/or pass through cost increases in the form of higher prices to consumers? We will be monitoring questions such as these in fundamental research going forward.

As always, we welcome your questions and comments.

Sincerely,

/s/ Bernard R. Horn, Jr.
Bernard R. Horn, Jr.
Portfolio Manager

THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

AS OF DECEMBER 31, 2005, THE FUND'S TOP 10 HOLDINGS AND THE PERCENTAGES THEY REPRESENT IN THE FUND'S PORTFOLIO MARKET VALUE ARE AS FOLLOWS:

                                                  Percentage
                 Issuer                         of Market Value
                 ------                         ---------------
                 UnitedHealth Group, Inc.            2.52%
                 Impala Platinum Holdings, Ltd.      1.71%
                 Showa Denko KK                      1.68%
                 Persimmon plc                       1.65%
                 Barrat Developments plc             1.51%
                 Methanex Corp.                      1.50%
                 Sasol, Ltd.                         1.47%
                 WESCO International, Inc.           1.47%
                 Cendant Corp.                       1.46%
                 YIT-Yhtyma Oyj                      1.45%

                                      4


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
FEBRUARY 6, 2006
--------------------------------------------------------------------------------


The MSCI World, EAFE, and USA Indexes, net dividends reinvested ("MSCI World, net") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net is unmanaged and does include the reinvestment of dividends, net of withholding taxes. The MSCI World, EAFE, Europe and USA Indexes measure the performance of stock markets in these geographic areas including reinvestment of gross dividends. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Dow Jones 30 Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. One cannot invest directly in an index or an average.

The views in this report were those of the Fund manager as of December 31, 2005, and may not reflect the views of the manager on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Foreside Fund Services, LLC, is the Fund's Distributor.

The Fund's annual performance is as follows:

                          ------------------------------------------------------
                             Calendar Year Annual Returns as of December 31,
                          ------------------------------------------------------
                           1999    2000     2001     2002    2003   2004   2005
                          ------------------------------------------------------
Polaris Global Value Fund 16.50%  (5.82)%    2.21%    3.82% 47.06% 23.63% 10.52%
MSCI World Index          24.93% (13.18)% (16.82)% (19.89)% 33.11% 14.72%  9.49%

                                      5


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital International World Index ("MSCI"), over the past 10 fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month end performance please call
(888) 263-5594. Visit the Fund's Web site at www.polarisfunds.com

     Average Annual Total Return as of 12/31/05 One Year Five Year Ten Year
     ------------------------------------------ -------- --------- --------
             Polaris Global Value Fund           10.52%   16.35%    13.47%
             MSCI                                 9.49%    2.18%     7.04%

     Investment Value on 12/31/05
     ----------------------------
             Polaris Global Value Fund          $35,390
             MSCI                               $19,738

                                     [CHART]

                   Polaris Global Value Fund          MSCI World Index
                   -------------------------          ----------------
12/31/1995              $10,000                           $10,000
 1/31/1996                9,933                            10,179
 2/29/1996               10,107                            10,239
 3/31/1996               10,221                            10,407
 4/30/1996               10,732                            10,650
 5/31/1996               11,031                            10,657
 6/30/1996               10,916                            10,708
 7/31/1996               10,479                            10,328
 8/31/1996               10,911                            10,444
 9/30/1996               11,328                            10,851
10/31/1996               11,386                            10,925
11/30/1996               12,159                            11,535
12/31/1996               12,334                            11,348
 1/31/1997               12,916                            11,483
 2/28/1997               12,935                            11,612
 3/31/1997               12,849                            11,381
 4/30/1997               13,249                            11,750
 5/31/1997               14,353                            12,474
 6/30/1997               15,477                            13,094
 7/31/1997               16,881                            13,694
 8/31/1997               16,582                            12,776
 9/30/1997               17,748                            13,468
10/31/1997               16,654                            12,757
11/30/1997               16,425                            12,981
12/31/1997               16,595                            13,137
 1/31/1998               16,584                            13,501
 2/28/1998               17,459                            14,412
 3/31/1998               18,041                            15,018
 4/30/1998               18,457                            15,163
 5/31/1998               17,952                            14,970
 6/30/1998               17,198                            15,323
 7/31/1998               16,982                            15,296
 8/31/1998               13,661                            13,254
 9/30/1998               13,751                            13,486
10/31/1998               14,559                            14,703
11/30/1998               15,313                            15,575
12/31/1998               15,126                            16,334
 1/31/1999               14,704                            16,689
 2/28/1999               14,429                            16,243
 3/31/1999               14,539                            16,917
 4/30/1999               16,485                            17,581
 5/31/1999               15,806                            16,936
 6/30/1999               16,962                            17,724
 7/31/1999               17,293                            17,668
 8/31/1999               17,219                            17,635
 9/30/1999               16,540                            17,461
10/31/1999               16,852                            18,367
11/30/1999               16,724                            18,881
12/31/1999               17,623                            20,407
 1/31/2000               16,931                            19,236
 2/29/2000               16,023                            19,285
 3/31/2000               16,852                            20,616
 4/30/2000               16,596                            19,742
 5/31/2000               16,497                            19,240
 6/30/2000               16,991                            19,885
 7/31/2000               16,813                            19,323
 8/31/2000               17,504                            19,949
 9/30/2000               16,358                            18,886
10/31/2000               15,924                            18,567
11/30/2000               15,529                            17,438
12/31/2000               16,597                            17,717
 1/31/2001               17,707                            18,059
 2/28/2001               17,497                            16,530
 3/31/2001               16,869                            15,442
 4/30/2001               17,790                            16,580
 5/31/2001               17,979                            16,364
 6/30/2001               17,623                            15,849
 7/31/2001               17,246                            15,637
 8/31/2001               17,267                            14,884
 9/30/2001               14,546                            13,571
10/31/2001               14,986                            13,830
11/30/2001               16,388                            14,646
12/31/2001               16,965                            14,737
 1/31/2002               17,304                            14,289
 2/28/2002               18,362                            14,163
 3/31/2002               20,014                            14,787
 4/30/2002               20,671                            14,284
 5/31/2002               20,586                            14,308
 6/30/2002               19,760                            13,438
 7/31/2002               17,748                            12,304
 8/31/2002               17,939                            12,325
 9/30/2002               16,520                            10,968
10/31/2002               16,901                            11,776
11/30/2002               18,066                            12,409
12/31/2002               17,612                            11,806
 1/31/2003               17,294                            11,446
 2/28/2003               16,806                            11,246
 3/31/2003               16,509                            11,209
 4/30/2003               18,270                            12,202
 5/31/2003               19,861                            12,897
 6/30/2003               20,540                            13,119
 7/31/2003               21,771                            13,383
 8/31/2003               22,705                            13,671
 9/30/2003               22,577                            13,753
10/31/2003               24,296                            14,568
11/30/2003               24,954                            14,788
12/31/2003               25,900                            15,715
 1/31/2004               26,846                            15,967
 2/29/2004               27,449                            16,234
 3/31/2004               27,965                            16,127
 4/30/2004               27,169                            15,796
 5/31/2004               27,384                            15,940
 6/30/2004               28,094                            16,267
 7/31/2004               27,255                            15,736
 8/31/2004               27,664                            15,805
 9/30/2004               28,438                            16,104
10/31/2004               28,847                            16,499
11/30/2004               30,826                            17,365
12/31/2004               32,021                            18,028
 1/31/2005               31,653                            17,622
 2/28/2005               33,146                            18,180
 3/31/2005               32,324                            17,829
 4/30/2005               31,069                            17,439
 5/31/2005               31,783                            17,749
 6/30/2005               32,237                            17,903
 7/31/2005               33,514                            18,528
 8/31/2005               33,774                            18,667
 9/30/2005               34,596                            19,152
10/31/2005               33,276                            18,688
11/30/2005               34,423                            19,310
12/31/2005               35,390                            19,738


                                      6


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


              Shares        Security Description          Value
             --------- ------------------------------- ------------
             COMMON STOCK - 96.9%
             AUSTRALIA - 1.4%
                52,850 BHP Billiton, Ltd. ADR          $  1,766,247
               125,700 BHP Billiton plc                   2,053,724
                                                       ------------
                                                          3,819,971
                                                       ------------
             BELGIUM - 1.4%
                36,130 Solvay SA, Class A                 3,983,778
                                                       ------------
             CANADA - 1.5%
               224,490 Methanex Corp.                     4,221,378
                                                       ------------
             FINLAND - 6.9%
               109,760 Cargotec Corp., Class B+           3,807,509
                81,230 KCI Konecranes Oyj                 4,004,018
                98,720 Kone Oyj, Class B+                 3,920,272
               190,010 UPM-Kymmene Oyj                    3,726,613
                95,250 YIT-Yhtyma Oyj                     4,075,777
                                                       ------------
                                                         19,534,189
                                                       ------------
             FRANCE - 5.4%
                42,860 Christian Dior SA                  3,812,147
                62,290 Compagnie de Saint-Gobain          3,707,079
                51,490 Imerys SA+                         3,725,989
                66,450 Peugeot SA                         3,832,670
                                                       ------------
                                                         15,077,885
                                                       ------------
             GERMANY - 1.4%
                43,440 Continental AG                     3,853,445
                                                       ------------
             IRELAND - 2.7%
               132,887 CRH plc                            3,909,413
               931,260 Greencore Group plc                3,705,849
                                                       ------------
                                                          7,615,262
                                                       ------------
             JAPAN - 5.7%
               174,300 Kansai Electric Power Co., Inc.    3,746,401
               165,800 Maruichi Steel Tube, Ltd.          3,598,847
             1,215,000 Showa Denko K.K.                   4,738,850
               156,400 Tokyo Electric Power Co., Inc.     3,799,271
                                                       ------------
                                                         15,883,369
                                                       ------------
             SOUTH KOREA - 4.1%
                 2,600 Samsung Electronics Co., Ltd.      1,699,802
                 7,020 Samsung Electronics Co., Ltd.
                       GDR*                               2,288,262
                34,150 Samsung SDI Co., Ltd.              3,946,900
                19,733 SK Telecom Co., Ltd.               3,543,326
                                                       ------------
                                                         11,478,290
                                                       ------------

              Shares        Security Description          Value
             --------- ------------------------------- ------------
             MEXICO - 1.4%
                67,488 Cemex SA de CV ADR PAR          $  4,004,063
                                                       ------------
             NETHERLANDS - 1.4%
               144,939 ABN Amro Holdings NV               3,791,914
                                                       ------------
             NORWAY - 4.6%
               236,400 Aker Seafoods ASA+                 1,506,201
               368,400 Camillo Eitzen & Co. ASA           3,821,067
               358,040 DNB NOR ASA                        3,819,716
               260,320 Yara International ASA             3,789,720
                                                       ------------
                                                         12,936,704
                                                       ------------
             PORTUGAL - 1.4%
               388,160 Portugal Telecom SGPS SA           3,930,560
                                                       ------------
             SOUTH AFRICA - 5.2%
                32,720 Impala Platinum Holdings, Ltd.     4,819,445
             1,369,329 Metorex, Ltd.                      1,558,146
               346,540 Sappi, Ltd.                        3,971,176
               115,870 Sasol, Ltd.                        4,147,697
                                                       ------------
                                                         14,496,464
                                                       ------------
             SPAIN - 2.7%
               216,630 Banco Bilboa Vizcaya Argentaria
                       SA ASA                             3,868,988
               128,380 Repsol YPF SA                      3,750,974
                                                       ------------
                                                          7,619,962
                                                       ------------
             SWEDEN - 1.3%
               100,170 Svenska Cellulosa AB, Class B      3,744,272
                                                       ------------
             UNITED KINGDOM - 8.6%
               250,820 Barratt Developments plc           4,255,502
               203,860 Bellway plc                        3,960,388
               471,450 Crest Nicholson plc                3,782,389
               477,263 George Wimpey plc                  3,941,947
               442,818 Lloyds TSB Group plc               3,722,216
               214,098 Persimmon plc                      4,634,523
                                                       ------------
                                                         24,296,965
                                                       ------------
             UNITED STATES - 39.8%
               158,010 Adesa, Inc.                        3,858,604
               191,786 Ameris Bancorp                     3,805,034
                91,230 Ametek, Inc.                       3,880,924
               127,710 Astoria Financial Corp.            3,754,674
                84,770 Autoliv, Inc.                      3,850,253
               238,423 Cendant Corp.                      4,112,797
               276,980 Central Parking Corp.              3,800,166
               103,874 Colony Bankcorp, Inc.              2,594,773

See Notes to Financial Statements.

                                      7


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


             Shares           Security Description          Value
            ----------  -------------------------------- ------------
               226,179  Commercial Capital Bancorp, Inc. $  3,872,184
               469,110  Ford Motor Co.                      3,621,529
                92,460  FPL Group, Inc.                     3,842,638
               152,350  HF Financial Corp.                  2,890,841
               130,712  International Bancshares Corp.      3,837,704
               343,350  Mac-Gray Corp.+                     4,000,028
                59,700  Marathon Oil Corp.                  3,639,909
               111,300  National City Corp.                 3,736,341
               133,802  North Fork Bancorp., Inc.           3,660,823
                 4,332  PHH Corp.+                            121,383
               124,880  South Financial Group, Inc.         3,439,195
               163,210  Southwest Bancorp, Inc.             3,264,200
               181,397  Sovereign Bancorp, Inc.             3,921,803
                75,380  Stewart Information Services
                        Corp.                               3,668,745
               135,814  TD Banknorth, Inc.                  3,945,397
                90,390  Toro Co.                            3,956,370
                73,200  TXU Corp.                           3,673,908
               114,224  UnitedHealth Group, Inc.            7,097,879
               127,180  Verizon Communications, Inc.        3,830,662
                81,010  Webster Financial Corp.             3,799,369
                49,600  WellPoint, Inc.+                    3,957,584
                96,580  WESCO International, Inc.+          4,126,863
                                                         ------------
                                                          111,562,580
                                                         ------------
            TOTAL COMMON STOCK (COST $222,326,647)        271,851,051
                                                         ------------
            Principal
             Amount
            ----------
            SHORT-TERM INVESTMENTS - 3.5%
            CERTIFICATES OF DEPOSIT - 0.0%
            $   27,096  Middlesex Savings Bank,
                        2.50%, 05/26/06                        27,096
                26,969  Stoneham Savings Bank,
                        1.98%, 05/26/06                        26,969
                                                         ------------
            TOTAL CERTIFICATES OF DEPOSIT (COST $54,065)       54,065
                                                         ------------

            Principal
             Amount         Security Description           Value
           ----------- ------------------------------- ------------
           COMMERCIAL PAPER# - 2.6%
           $ 7,193,000 Citigroup Funding, Inc., 4.27%,
                       01/03/06 (COST $7,193,000)      $  7,193,000
                                                       ------------
           MONEY MARKET DEPOSIT ACCOUNT - 0.9%
             2,492,119 Citibank Money Market Deposit
                       Account, 3.95%
                       (COST $2,492,119)                  2,492,119
                                                       ------------
           TOTAL SHORT-TERM INVESTMENTS
                       (COST $9,739,184)                  9,739,184
                                                       ------------
           TOTAL INVESTMENTS - 100.4%
                       (COST $232,065,831)**            281,590,235
           OTHER ASSETS AND LIABILITIES, NET - (0.4)%    (1,010,541)
                                                       ------------
           NET ASSETS - 100.0%                         $280,579,694
                                                       ============

% of Total Investments

                        23.2% ................Financials
                        18.3% ....Consumer Discretionary
                        17.7% .................Materials
                        15.2% ...............Industrials
                         5.4% .................Utilities
                         4.1% ....................Energy
                         4.0% Telecommunication Services
                         3.9% ...............Health Care
                         2.8% ....Information Technology
                         1.9% ..........Consumer Staples
                         3.5% ....Short-Term Investments

--------------------------------------------------------------------------------
ADRAmerican Depositary Receipt.
GDRGlobal Depositary Receipt.
+  Non-income producing security.
* Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,288,262 or 0.8% of net assets.
#  Yields shown are annualized yields at time of purchase.
** Cost for Federal income tax purposes is $232,657,080 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $55,816,345
            Gross Unrealized Depreciation               (6,883,190)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $48,933,155
                                                       ===========

See Notes to Financial Statements.

                                      8


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $232,065,831)                                                    $281,590,235
  Foreign currency (Cost $335)                                                                                335
  Receivables:
    Fund shares sold                                                                                    1,084,925
    Interest and dividends                                                                                504,384
  Prepaid expenses                                                                                          6,762
                                                                                                     ------------
Total Assets                                                                                          283,186,641
                                                                                                     ------------

LIABILITIES
  Payables:
    Dividends                                                                                             167,168
    Fund shares redeemed                                                                                  157,276
    Payable for investment securities purchased                                                         1,936,651
  Accrued Liabilities:
    Investment adviser fees                                                                               235,248
    Trustees' fees and expenses                                                                             2,922
    Compliance services fees                                                                                1,932
    Other expenses                                                                                        105,750
                                                                                                     ------------
Total Liabilities                                                                                       2,606,947
                                                                                                     ------------

NET ASSETS                                                                                           $280,579,694
                                                                                                     ============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                    $231,477,528
  Accumulated undistributed (distributions in excess of) net investment income                           (444,297)
  Accumulated realized gain (loss) on investments, options and foreign currency transactions               35,961
  Unrealized appreciation (depreciation) of investments and foreign currency translations              49,510,502
                                                                                                     ------------

NET ASSETS                                                                                           $280,579,694
                                                                                                     ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 BASED ON NET ASSETS OF $280,579,694 AND 17,317,356 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED) $      16.20
                                                                                                     ============

See Notes to Financial Statements.

                                      9


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes $369,346)                $ 4,771,928
  Interest income                                                                711,187
                                                                             -----------
Total Investment Income                                                        5,483,115
                                                                             -----------

EXPENSES
  Investment adviser fees                                                      2,174,113
  Administrator fees                                                             133,700
  Transfer agency fees                                                           157,278
  Custodian fees                                                                  97,687
  Accountant fees                                                                 65,575
  Professional fees                                                               62,893
  Registration fees                                                               30,454
  Trustees' fees and expenses                                                     14,965
  Compliance services fees                                                        24,237
  Miscellaneous expenses                                                          56,181
                                                                             -----------
Total Expenses                                                                 2,817,083
  Fees waived                                                                    (10,795)
                                                                             -----------
Net Expenses                                                                   2,806,288
                                                                             -----------

NET INVESTMENT INCOME (LOSS)                                                   2,676,827
                                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS

  Realized Gain (Loss) on:
    Investments                                                                  263,413
    Foreign currency transactions                                               (174,829)
                                                                             -----------
  Net Realized Gain (Loss) on Investments and Foreign Currency Transactions       88,584
                                                                             -----------
  Change in Unrealized Appreciation (Depreciation) on:
    Investments                                                               21,336,609
    Foreign currency translations                                                (20,485)
                                                                             -----------
  Net Change in Unrealized Appreciation (Depreciation) on Investments
   and Foreign Currency Translations                                          21,316,124
                                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                            21,404,708
                                                                             -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $24,081,535
                                                                             ===========

See Notes to Financial Statements.

                                      10


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Year Ended December 31,
                                                           --------------------------
                                                               2005         2004(a)
                                                           ------------  ------------
OPERATIONS
  Net investment income (loss)                             $  2,676,827  $    592,764
  Net realized gain (loss) on investments and
   foreign currency transactions                                 88,584      (187,695)
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency translations             21,316,124    18,986,606
                                                           ------------  ------------
Increase (Decrease) in Net Assets Resulting
 from Operations                                             24,081,535    19,391,675
                                                           ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                      (2,691,598)     (785,574)
  Net realized gain on investments                                    -       (30,746)
                                                           ------------  ------------
Total Distributions to Shareholders                          (2,691,598)     (816,320)
                                                           ------------  ------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                            150,709,226   100,571,051
  Reinvestment of distributions                               2,524,430       772,224
  Redemption of shares                                      (37,137,742)  (13,649,294)
  Redemption fees                                                84,033        65,555
                                                           ------------  ------------
Increase (Decrease) from Capital Share Transactions         116,179,947    87,759,536
                                                           ------------  ------------
Increase (Decrease) in Net Assets                           137,569,884   106,334,891

NET ASSETS
  Beginning of Year                                         143,009,810    36,674,919
                                                           ------------  ------------
  End of Year(b)                                           $280,579,694  $143,009,810
                                                           ============  ============

SHARE TRANSACTIONS
  Sale of shares                                              9,919,767     7,617,953
  Reinvestment of distributions                                 155,829        52,229
  Redemption of shares                                       (2,418,288)   (1,055,194)
                                                           ------------  ------------
Increase (Decrease) in Shares                                 7,657,308     6,614,988
                                                           ============  ============

(b) Accumulated undistributed (distributions in excess of)
    net investment income                                  $   (444,297) $   (228,940)
                                                           ============  ============

------------------------------
(a)Audited by another Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

                                      11


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                                                        June 1,   June 1,
                                                                                        2001(a)    2000
                                                     Year Ended December 31,            through   through
                                           ------------------------------------------   Dec. 31,  May 31,
                                              2005       2004(b)    2003(b)   2002(b)   2001(b)   2001(b)
                                           --------    --------    -------    -------  --------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                    $  14.80    $  12.04    $  8.30    $  8.01  $  8.59    $  8.35
                                           --------    --------    -------    -------  -------    -------
INVESTMENT OPERATIONS
  Net investment income (loss)                 0.19(b)     0.05       0.04       0.05        -(c)    0.06
  Net realized and unrealized gain (loss)
   on investments, options and foreign
   currency transactions                       1.36        2.78       3.86       0.20    (0.48)      0.63
                                           --------    --------    -------    -------  -------    -------
Total from Investment Operations               1.55        2.83       3.90       0.25    (0.48)      0.69
                                           --------    --------    -------    -------  -------    -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income                       (0.16)      (0.08)     (0.03)     (0.02)   (0.06)     (0.02)
  In excess of net investment income              -           -          -          -    (0.04)         -
  Net realized gain on investments,
   options and foreign currency
   transactions                                   -           -(d)   (0.13)         -        -      (0.43)
                                           --------    --------    -------    -------  -------    -------
Total Distributions to Shareholders           (0.16)      (0.08)     (0.16)     (0.02)   (0.10)     (0.45)
                                           --------    --------    -------    -------  -------    -------
Redemption fee(c)                              0.01        0.01          -(d)    0.06        -          -
                                           --------    --------    -------    -------  -------    -------
NET ASSET VALUE, END OF PERIOD             $  16.20    $  14.80    $ 12.04    $  8.30  $  8.01    $  8.59
                                           ========    ========    =======    =======  =======    =======
TOTAL RETURN(E)                               10.52%      23.63%     47.06%      3.82%   (5.64)%     8.98%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period
 (000's omitted)                           $280,580    $143,010    $36,675    $23,341  $16,925    $18,501
Ratios to Average Net Assets:(f)
  Net investment income (loss)                 1.23%       0.73%      0.52%      0.51%   (0.18)%     0.74%
  Net expenses                                 1.29%       1.48%      1.75%      1.75%    1.75%      1.75%
  Gross expenses(g)                            1.30%       1.48%      1.86%      2.00%    2.24%      2.05%
PORTFOLIO TURNOVER RATE                          10%         15%        26%        40%      36%        34%

------------------------------
(a)Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(b)Audited by another Independent Registered Public Accounting Firm.
(c)Calculated based on average shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)Not annualized for periods less than one year.
(f)Annualized for periods less than one year.
(g)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                      12


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in each country's legal, political and economic environment. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the prices or values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

                                      13


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the investment adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEE - The Fund charges a redemption fee of 1.00% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital. The Fund collected $84,033 in redemption fees during the fiscal year ended December 31, 2005.

                                      14


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Polaris Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC, through its various affiliates ("Citigroup"), provides administration, custody, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services. The Fund did not pay any shareholder service fees pursuant to the plan for the fiscal year ended December 31, 2005.

DISTRIBUTOR - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, President and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

Citigroup has voluntarily agreed to waive a portion of its fees. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. These voluntary waivers may be reduced or eliminated at any time. Fees waived for the year ended December 31, 2005, were as follows:

                                                    Total Fees
                  Administrator Compliance Services   Waived
                  ------------- ------------------- ----------
                     $5,123           $5,672         $10,795

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through December 31, 2005.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $140,971,107 and $20,304,715, respectively, for the fiscal year ended December 31, 2005.


                                      15


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of December 31, 2005, distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $   130,871
                   Undistributed Long-Term Gain      110,636
                   Capital and Other Losses          (58,594)
                   Unrealized Appreciation        48,919,253
                                                 -----------
                   Total                         $49,102,166
                                                 ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October currency loss was $58,594. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

The tax character of distributions paid during 2005 and 2004 were as follows:

                                              2005      2004
                                           -------    ------
                   Ordinary Income        $2,691,598 $814,783
                   Long-Term Capital Gain          -    1,537
                                          ---------- --------
                   Total                  $2,691,598 $816,320
                                          ========== ========

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2005. The following reclassification was primarily due to REITs and foreign currency losses, and has no impact on the net assets of the Fund.

       Accumulated Undistributed Net Investment Income (Loss) $(200,586)
       Accumulated Undistributed Net Realized Gain (Loss)       197,588
       Paid-In-Capital                                            2,998

NOTE 7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At its June 8, 2005 meeting, the Trust's Board of Trustees approved Deloitte & Touche LLP ("D&T") as the new independent registered public accounting firm for the Fund, subject to the resignation of KPMG LLP ("KPMG"). The decision to replace KPMG with D&T was motivated by the fact that D&T already serves as independent registered public accounting firm for a majority of the Trust's other series.

KPMG's reports for the past two fiscal years did not contain either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund's past two fiscal years and through the date of KPMG's resignation, the Fund had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

                                      16


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


NOTE 8. OTHER INFORMATION

On December 31, 2005, two shareholders held approximately 46% of the outstanding shares of the Fund. These shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                      17


--------------------------------------------------------------------------------
REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and the Shareholders of Polaris Global Value Fund:

We have audited the accompanying statement of assets and liabilities of Polaris Global Value Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of December 31, 2005, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004, and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors, whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Polaris Global Value Fund as of December 31, 2005, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 1, 2006

                                      18


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov. or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005, through December 31, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by these amounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by these amounts.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of

                                      19


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                              Beginning        Ending        Expenses
                            Account Value   Account Value   Paid During
                            July 1, 2005  December 31, 2005   Period*
                            ------------- ----------------- -----------
        Actual Return         $1,000.00       $1,097.79        $6.61
        Hypothetical Return   $1,000.00       $1,018.90        $6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 52.81% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 13.38% of its income dividends as qualified interest income.

The Fund intends to elect to pass through to its shareholders credit for taxes paid in foreign countries during its tax year ended December 31, 2005. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding December 31, 2005) is as follows:

     Country    Dividends Foreign Tax Country           Dividends Foreign Tax
     -------    --------- ----------- ----------------- --------- -----------
   Australia     0.0010     0.0000    Ireland            0.0064     0.0000
   Canada        0.0044     0.0006    Italy              0.0057     0.0010
   Finland       0.0195     0.0018    Japan              0.0118     0.0010
   France        0.0142     0.0021    Republic of Korea  0.0104     0.0014
   Germany       0.0019     0.0003    Mexico             0.0020     0.0000
   Netherlands   0.0073     0.0012    Spain              0.0087     0.0013
   Norway        0.0193     0.0030    Sweden             0.0055     0.0008
   Portugal      0.0063     0.0013    United Kingdom     0.0463     0.0000
   South Africa  0.0146     0.0000    United States      0.0866     0.0000
                                      Unknown            0.0006     0.0000
                                                         ------     ------
                                      Total:             0.2725     0.0158
                                                         ======     ======

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for overseeing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and one other investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Trust's distributor within the past two years. Each Trustee and officer holds office until the person resigns, is

                                      20


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Forum Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594.

------------------------------------------------------------------------------------------------
                         POSITION
         NAME,           WITH THE    LENGTH OF           PRINCIPAL OCCUPATION(S) DURING
    AGE AND ADDRESS       TRUST     TIME SERVED                   PAST 5 YEARS
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish       Chairman   Trustee since Retired; Partner, Wolfe, Block, Schorr and
Born: November 9, 1943  of the     1989          Solis-Cohen, LLP (law firm) 2002 - 2003;
                        Board;     (Chairman     Partner, Thelen Reid & Priest LLP (law firm)
                        Trustee;   since 2004)   1995 - 2002.
                        Chairman,
                        Compliance
                        Committee
                        and
                        Qualified
                        Legal
                        Compliance
                        Committee
------------------------------------------------------------------------------------------------
Costas Azariadis        Trustee;   Trustee since Professor of Economics, University of
Born: February 15, 1943 Chairman,  1989          California-Los Angeles; Visiting Professor of
                        Valuation                Economics, Athens University of Economics
                        Committee                and Business 1998 - 1999.
------------------------------------------------------------------------------------------------
James C. Cheng          Trustee;   Trustee since President, Technology Marketing Associates
Born: July 26, 1942     Chairman,  1989          (marketing company for small- and medium-
                        Audit                    sized businesses in New England).
                        Committee
------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
John Y. Keffer          Trustee;   Trustee since President, Forum Trust, LLC (a non-depository
Born: July 15, 1942     Chairman,  1989          trust company) since 1997; President, Citigroup
                        Contracts                Fund Services, LLC ("Citigroup") 2003 - 2005;
                        Committee                President, Forum Financial Group, LLC
                                                 ("Forum") (a fund services company acquired
                                                 by Citibank, N.A. in 2003).
------------------------------------------------------------------------------------------------

                                      21


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                          POSITION
         NAME,            WITH THE   LENGTH OF            PRINCIPAL OCCUPATION(S) DURING
    AGE AND ADDRESS        TRUST    TIME SERVED                    PAST 5 YEARS
---------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier         President; Since 2005  Managing Director and Principal Executive
Born: October 22, 1961   Principal              Officer, Foreside Fund Services, LLC, the Trust's
                         Executive              Distributor since 2005; Chief Operating Officer
                         Officer                and Managing Director, Global Fund Services,
                                                Citibank, N.A. 2003 - 2005; Managing Director,
                                                Global Securities Services for Investors, Citibank,
                                                N.A. 1999 - 2003.
---------------------------------------------------------------------------------------------------
Carl A. Bright           Principal  Since 2005  President, Foreside Fund Services, LLC, the
Born: December 20, 1957  Financial              Trust's Distributor since 2004; Consultant,
                         Officer                Foreside Solutions, LLC 2000 - 2003 (a mutual
                                                fund development company).
---------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice       Since 2003  Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      President/             Relationship Manager, Forum 1999 - 2003.
                         Assistant
                         Secretary
---------------------------------------------------------------------------------------------------
Sara M. Morris           Vice       Since 2004  Director and Relationship Manager, Citigroup
Born: September 18, 1963 President              since 2004; Chief Financial Officer, The VIA
                                                Group, LLC (a strategic marketing company)
                                                2000 - 2003.
---------------------------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer  Since 2005  Product Manager, Citigroup since 2003; Senior
Born: August 11, 1971                           Manager of Corporate Finance, Forum
                                                1999 - 2003.
---------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary  Since 2004  Product Manager, Citigroup since 2004; Assistant
Born: September 6, 1971                         Counsel, PFPC, Inc. (a fund services company)
                                                2000 - 2004.
---------------------------------------------------------------------------------------------------

                                      22


                                    [GRAPHIC]

                            Polaris Global Value Fund

                                 ANNUAL REPORT
                               December 31, 2005

[LOGO] Polaris
       Capital Management, Inc.
                          HTTP://WWW.POLARISFUNDS.COM

                                (888) 263-5594

                              INVESTMENT ADVISER
                       Polaris Capital Management, Inc.
                               125 Summer Street
                               Boston, MA 02110

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                              Two Portland Square
                              Portland, ME 04101

                                TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

This report is submitted for the general information of the shareholders of the
                                     Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

   DECEMBER 31, 2005

                                ANNUAL REPORT

   JORDAN OPPORTUNITY FUND

[LOGO OF A WINDOWPANE FUND] A WINDOWPANE FUND

                                TABLE OF CONTENTS

A Message to Our Shareholders .............................................   1

Performance Chart and Analysis ............................................   3

Schedule of Investments ...................................................   5

Statement of Assets and Liabilities .......................................   6

Statement of Operations ...................................................   7

Statement of Changes in Net Assets ........................................   8

Financial Highlights ......................................................   9

Notes to Financial Statements .............................................  10

Report of Independent Registered Public Accounting Firm ...................  15

Additional Information ....................................................  16

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For 2005, the Jordan Opportunity Fund (the "Fund") was up 9.19% and the S&P 500 Index was up 4.91%. The Fund benefited from a number of strong stocks, especially those affiliated with our consumer electronics theme, such as Apple Computer, Inc., Motorola, Inc., and Google, Inc., Class A. Conversely, the Fund's performance was negatively affected by a shift into more economically defensive names in the middle of the year, such as Comcast Corp., Myriad Genetics, Inc., Lifepoint Hospitals, Inc., and the blow-up at Biogen Idec, Inc.

The equity markets continued their two year-old pattern of volatility, culminating in a sharp sell-off and bottom in October. The Federal Reserve Board (the "Fed") continued to raise the short-term Federal Funds interest rate, finishing 2005 at a rate of 4.25%. Interestingly, the 10-year US Treasury bond yield was down slightly during 2005, surprising many market participants, as well as the Fed.

In addition, 2005 ended the year with a slightly inverted yield curve, as 2-year Treasury bonds yielded more than 10-year bonds. Historically this has resulted in a recession in the US economy within the following 18 months. We believe that if a recession is "in the cards" it will be a 2007 event, and thus be an issue to address much later in 2006, if not in 2007.

That said, we believe the economy will slow from its 3.5% real Gross Domestic Product (GDP) rate, to something in the mid-to-low-2% level, by this summer. Accordingly, we have been shifting the portfolio toward themes that should have an ability to grow earnings, while not necessarily relying on strong economic growth to drive their businesses. For example, we continue to hold shares in Google, Inc., Class A, as the domestic and global shift in advertising spending from television and print to on-line continues unabated.

Given our belief that the economy will slow, we expect the Fed to raise rates only two more times in 2006, once in January and once in March, taking the Federal Funds rate to 4.75%. We also expect that a deceleration in domestic and global growth will reduce the growth in demand for energy, allowing energy prices (oil, gasoline, etc.) to remain stable and or decline in 2006. With the removal of both of these "headwinds" from the market, we expect a better year for US stocks, especially large capitalization names, as price-earnings multiples expand, after two years of compression.

As far as themes in which we are invested, there are a few from 2005, as well as newer ones we anticipate to be successful in 2006. We continue to believe that oil service and drilling companies can benefit from an increase in global spending, even as overall energy prices moderate. Barring unforeseen events, we believe portfolio companies National Oilwell Varco, Inc., Transocean, Inc., and ENSCO International, Inc. are well positioned to grow earnings by 60-80% in 2006. We continue to own companies leveraged to consumer spending on electronics, with a focus on next-generation products and services. Specifically, companies like Motorola, Inc. and Palm, Inc. which are exposed to the replacement cycle in cell phones, as users shift to more data-centric handsets. AU Optronics Corp. ADR is a dominant provider of flat-panel LCD TVs, which we expect will see unit growth of up to 100% in 2006, and volumes 25-50% above current expectations.

Other areas of technology appear ripe for investment as well. For example, parts of the communications equipment sector are showing re-accelerating growth rates, namely optical. As demand for bandwidth, through the continued

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

growth of the internet, has grown, excess capacity, put in place in 1999 and 2000, has finally been absorbed. In addition, phone companies and cable companies are trying to push into the others' business lines. All of these things are creating resurgence in demand for optical equipment, in order to increase available capacity for downloads of voice and video.

Areas of healthcare continue to show promise as investable areas, too. Our largest exposure in healthcare is in the generic pharmaceuticals sector, as 2006 and 2007 will witness the largest expiration of patented products, allowing for generic manufacture. In addition, the new Medicare Part D plan, rolling out in 2006, will drive increased utilization of generics. And, though it has been disappointing, we continue to own shares of HCA, Inc., the hospital management company, as we expect growth rates to re-accelerate this year.

Finally, we added more gold mining names to our portfolios in the fourth quarter and continue to be bullish on the price of gold, given both the scarcity of new gold supply and increasing investment demand. It could also serve as an excellent hedge in the unlikely event that some of the potential risks mentioned earlier materialize.

Mid-cycle election years, such as this one, have historically created great investing opportunities for the ensuing 2-3 years, but often at the expense of some volatility during the year. We expect that to be true in 2006 as well.
That said, risks may be greater later in the year, after the affects of the Fed rate hikes have finally been felt, and the markets have had a better chance to analyze the risks of a recession. We expect to use our flexible approach seeking to mitigate risk for the Fund, should difficult markets arise, as we did in October, 2005.

Please feel free to contact us at 1-800-441-7013, or visit our website, www.jordanopportunity.com, if you have any comments or questions.

Sincerely,

/s/ Gerald R. Jordan

Gerald R. Jordan
Portfolio Manager


The views in this report were those of the Portfolio Manager as of December 31, 2005 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. Price to earnings ratio is the value of a company's stock price relative to company earnings. Estimated earnings growth is the year over year growth in earnings per share.

The Fund's investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Jordan Opportunity Fund over the past ten years, including reinvestment of dividends and distributions, compared with a broad-based securities market index. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee, subject to limited exceptions, which are more fully described in the Fund's prospectus. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

On January 21, 2005, a limited partnership managed by Hellman, Jordan Management Co., Inc., the Fund's sub-adviser, reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods prior to January 2005 is that of the limited partnership. The limited partnership's expenses during the periods presented were higher than the Fund's proposed expense ratio. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                    JORDAN OPPORTUNITY FUND VS. S&P 500 INDEX

Average Annual Total Return on 12/31/05         One Year         Five Years         Ten Years
---------------------------------------         --------         ----------         ---------
Jordan Opportunity Fund                          9.19%             1.22%              11.60%
S&P 500 Index                                    4.91%             0.54%               9.07%

Investment Value on 12/31/05
----------------------------
Jordan Opportunity Fund                         $29,958
S&P 500 Index                                   $23,836

                        CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

  DATE            JORDAN OPPORTUNITY FUND          S&P 500 INDEX
  ----            -----------------------          -------------
12/31/95                  $10,000                     $10,000
01/31/96                    9,934                      10,340
02/29/96                   10,499                      10,436
03/31/96                   10,461                      10,537
04/30/96                   11,376                      10,692
05/31/96                   11,844                      10,968
06/30/96                   11,143                      11,010
07/31/96                   10,557                      10,523
08/31/96                   10,833                      10,745
09/30/96                   11,647                      11,350
10/31/96                   11,581                      11,663
11/30/96                   12,414                      12,545
12/31/96                   12,484                      12,296
01/31/97                   13,099                      13,064
02/28/97                   12,628                      13,167
03/31/97                   12,108                      12,626
04/30/97                   12,463                      13,379
05/31/97                   12,682                      14,194
06/30/97                   12,835                      14,830
07/31/97                   13,347                      16,010
08/31/97                   13,468                      15,113
09/30/97                   13,614                      15,941
10/31/97                   13,627                      15,408
11/30/97                   13,813                      16,122
12/31/97                   13,945                      16,398
01/31/98                   14,119                      16,580
02/28/98                   14,539                      17,776
03/31/98                   14,679                      18,686
04/30/98                   15,113                      18,874
05/31/98                   14,514                      18,549
06/30/98                   14,830                      19,303
07/31/98                   14,677                      19,097
08/31/98                   13,819                      16,336
09/30/98                   14,352                      17,383
10/31/98                   14,684                      18,797
11/30/98                   14,869                      19,936
12/31/98                   15,901                      21,085
01/31/99                   17,621                      21,967
02/28/99                   16,872                      21,284
03/31/99                   18,198                      22,135
04/30/99                   19,080                      22,993
05/31/99                   19,532                      22,450
06/30/99                   20,502                      23,696
07/31/99                   20,209                      22,956
08/31/99                   21,063                      22,842
09/30/99                   20,532                      22,216
10/31/99                   20,058                      23,622
11/30/99                   20,960                      24,102
12/31/99                   22,859                      25,521
01/31/00                   22,312                      24,239
02/29/00                   22,251                      23,780
03/31/00                   24,092                      26,107
04/30/00                   24,367                      25,321
05/31/00                   24,786                      24,802
06/30/00                   24,980                      25,413
07/31/00                   23,886                      25,016
08/31/00                   26,485                      26,570
09/30/00                   27,174                      25,167
10/31/00                   27,036                      25,061
11/30/00                   24,929                      23,085
12/31/00                   28,190                      23,198
01/31/01                   29,779                      24,021
02/28/01                   26,461                      21,831
03/31/01                   23,984                      20,448
04/30/01                   28,131                      22,037
05/31/01                   27,787                      22,184
06/30/01                   25,063                      21,644
07/31/01                   24,309                      21,431
08/31/01                   21,111                      20,090
09/30/01                   18,666                      18,467
10/31/01                   20,962                      18,819
11/30/01                   21,687                      20,263
12/31/01                   22,646                      20,441
01/31/02                   21,318                      20,142
02/28/02                   20,510                      19,754
03/31/02                   22,488                      20,497
04/30/02                   22,202                      19,254
05/31/02                   21,328                      19,112
06/30/02                   20,129                      17,751
07/31/02                   17,818                      16,367
08/31/02                   17,930                      16,475
09/30/02                   17,094                      14,684
10/31/02                   17,460                      15,977
11/30/02                   17,776                      16,917
12/31/02                   16,961                      15,923
01/31/03                   16,646                      15,506
02/28/03                   16,389                      15,273
03/31/03                   16,699                      15,422
04/30/03                   17,685                      16,692
05/31/03                   20,410                      17,571
06/30/03                   21,088                      17,795
07/31/03                   21,940                      18,109
08/31/03                   22,491                      18,462
09/30/03                   22,329                      18,266
10/31/03                   22,646                      19,300
11/30/03                   23,653                      19,469
12/31/03                   24,238                      20,491
01/31/04                   24,224                      20,867
02/29/04                   25,504                      21,157
03/31/04                   25,896                      20,838
04/30/04                   24,159                      20,510
05/31/04                   24,825                      20,792
06/30/04                   24,649                      21,196
07/31/04                   23,286                      20,495
08/31/04                   23,135                      20,578
09/30/04                   24,770                      20,800
10/31/04                   24,647                      21,118
11/30/04                   26,360                      21,973
12/31/04                   27,437                      22,720
01/31/05                   26,300                      22,167
02/28/05                   26,377                      22,633
03/31/05                   25,811                      22,232
04/30/05                   24,988                      21,811
05/31/05                   26,351                      22,505
06/30/05                   27,277                      22,537
07/31/05                   28,125                      23,375
08/31/05                   28,202                      23,161
09/30/05                   28,099                      23,349
10/31/05                   27,971                      22,960
11/30/05                   29,179                      23,828
12/31/05                   29,958                      23,836

                                   [END CHART]

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                         SECURITY
   SHARES              DESCRIPTION                                           VALUE
---------  -------------------------------------------------------------  -----------
COMMON STOCK - 88.8%

CONSUMER DISCRETIONARY - 9.7%
  17,900   D.R. Horton, Inc.                                              $   639,567
  12,000   Home Depot, Inc.                                                   485,760
  28,500   JetBlue Airways Corp.+                                             438,330
   4,700   Kohl's Corp.+                                                      228,420
   5,000   Ryland Group, Inc.                                                 360,650
                                                                          -----------
                                                                            2,152,727
                                                                          -----------
ENERGY - 17.1%
  13,400   Baker Hughes, Inc.                                                 814,452
  20,600   ENSCO International, Inc.                                          913,610
   8,900   Halliburton Co.                                                    551,444
  10,900   National Oilwell Varco, Inc.+                                      683,430
   2,849   Suntech Power Holdings Co., Ltd. ADR+                               77,635
  10,500   Transocean, Inc.+                                                  731,745
                                                                          -----------
                                                                            3,772,316
                                                                          -----------
HEALTH CARE - 17.8%
   9,500   Community Health Systems, Inc.+                                    364,230
  16,100   Endo Pharmaceuticals Holdings, Inc.+                               487,186
  14,200   Gilead Sciences, Inc.+                                             747,346
  15,000   HCA, Inc.                                                          757,500
   7,000   LifePoint Hospitals, Inc.+                                         262,500
  28,400   Mylan Laboratories, Inc.                                           566,864
  17,400   Teva Pharmaceutical Industries, Ltd. ADR                           748,374
                                                                          -----------
                                                                            3,934,000
                                                                          -----------
INDUSTRIALS - 8.2%
  55,400   AU Optronics Corp. ADR                                             831,554
   6,200   General Electric Co.                                               217,310
   6,200   Honeywell International, Inc.                                      230,950
  17,900   Shaw Group, Inc.+                                                  520,711
                                                                          -----------
                                                                            1,800,525
                                                                          -----------
INFORMATION TECHNOLOGY - 24.4%
  11,600   Amdocs, Ltd.+                                                      319,000
   7,200   Apple Computer, Inc.+                                              517,608
  13,300   Applied Materials, Inc.                                            238,602
  23,100   Cisco Systems, Inc.+                                               395,472
  22,300   Corning, Inc.+                                                     438,418
   2,551   Google, Inc., Class A+                                           1,058,308
  40,800   Hurray! Holding Co., Ltd. ADR+                                     366,792
  17,900   MEMC Electronic Materials, Inc.+                                   396,843
  22,800   Motorola, Inc.                                                     515,052
  17,800   Openwave Systems, Inc.+                                            310,966
  15,400   Palm, Inc.+                                                        489,720
  25,000   Teradyne, Inc.+                                                    364,250
                                                                          -----------
                                                                            5,411,031
                                                                          -----------
MATERIALS - 11.6%
  29,100   Agnico-Eagle Mines, Ltd.                                           575,016
  14,600   Glamis Gold, Ltd.+                                                 401,208
  13,700   Goldcorp, Inc.                                                     305,236
  53,300   Kinross Gold Corp.+                                                491,426
  24,800   Meridian Gold, Inc.+                                               542,376
   5,200   United States Steel Corp.                                          249,964
                                                                          -----------
                                                                            2,565,226
                                                                          -----------
Total Common Stock (Cost $17,232,583)                                      19,635,825
                                                                          -----------

PRINCIPAL
---------
SHORT-TERM INVESTMENTS - 3.5%

MONEY MARKET DEPOSIT ACCOUNT - 2.6%
$583,939   Citibank Money Market Deposit
           Account, 3.95% (Cost $583,939)                                     583,939
                                                                          -----------

NUMBER OF                              STRIKE     EXPIRATION
CONTRACTS                               PRICE        DATE
---------                              ------     ----------
PUT OPTIONS PURCHASED - 0.9%
125        Standard & Poor's 400 (R)
           (Premium Paid $170,791)+    $750.00     01/23/06                   200,000
                                                                          -----------
Total Investments - 92.3%
           (Cost $17,987,313)*                                            $20,419,764
                                                                          -----------
WRITTEN CALL OPTIONS - (0.6)%
(72)       Apple Computer, Inc.          60.00     01/23/06                   (90,000)
(142)      Gilead Sciences, Inc.         50.00     01/23/06                   (44,020)
(12)       Google, Inc., Class A        420.00     01/23/06                   (10,320)
                                                                          -----------
Total Options Written
            (Premiums Received $173,292)                                     (144,340)
                                                                          -----------
Other Assets & Liabilities, Net - 8.3%                                      1,841,894
                                                                          -----------
NET ASSETS - 100.0%                                                       $22,117,318
                                                                          ===========

PORTFOLIO HOLDINGS
% OF TOTAL INVESTMENTS
Consumer Discretionary                                                          10.5%
Energy                                                                          18.5%
Health Care                                                                     19.3%
Industrials                                                                      8.8%
Information Technology                                                          26.5%
Materials                                                                       12.5%
Money Market Deposit Account                                                     2.9%
Put Options Purchased                                                            1.0%
                                                                               ------
                                                                               100.0%
                                                                               ======

--------------------
+    Non-income producing security.
ADR  American Depositary Receipt
*    Cost for Federal income tax purposes is $17,903,987 and
     net unrealized appreciation (depreciation) consists of:

     Gross Unrealized Appreciation                                          2,609,642
     Gross Unrealized Depreciation                                           (238,205)
                                                                           ----------
     Net Unrealized Appreciation (Depreciation)                            $2,371,437
                                                                           ==========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $17,987,313)                           $20,419,764
   Receivables:
      Investment securities sold                                              2,529,098
      Interest and dividends                                                     10,066
   Prepaid expenses                                                               5,637
   Deferred offering costs                                                          231
                                                                            -----------
Total Assets                                                                 22,964,796
                                                                            -----------
LIABILITIES
   Payables:
      Investment securities purchased                                           634,328
      Fund shares redeemed                                                        3,161
      Call options written, at value (Premiums received $173,292)               144,340
   Accrued liabilities:
      Investment advisory fees                                                   18,681
      Trustees' fees and expenses                                                   233
      Compliance services fees                                                    1,584
      Other expenses                                                             45,151
                                                                            -----------
Total Liabilities                                                               847,478
                                                                            -----------
NET ASSETS                                                                  $22,117,318
                                                                            ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                          $19,723,649
   Net realized gain (loss)                                                     (67,734)
   Net unrealized appreciation (depreciation)                                 2,461,403
                                                                            -----------
NET ASSETS                                                                  $22,117,318
                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $22,117,318 and 2,083,284 shares outstanding
   (unlimited shares authorized)                                            $     10.62
                                                                            ===========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FROM JANUARY 21, 2005 (Commencement of Operations) THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                           $   60,181
   Dividend income (net foreign withholding taxes of $4,791)                     99,065
                                                                             ----------
Total Investment Income                                                         159,246
                                                                             ----------
EXPENSES
   Investment adviser fees                                                      186,537
   Administrator fees                                                            45,117
   Transfer agency fees                                                          22,377
   Custodian fees                                                                13,409
   Accountant fees                                                               33,752
   Registration fees                                                             21,849
   Audit fees                                                                    24,885
   Legal fees                                                                    13,862
   Trustees' fees and expenses                                                    1,387
   Compliance services fees                                                      21,692
   Amortization of offering costs                                                 3,461
   Miscellaneous expenses                                                        14,477
                                                                             ----------
Total Expenses                                                                  402,805
   Fees waived                                                                  (40,366)
                                                                             ----------
Net Expenses                                                                    362,439
                                                                             ----------
NET INVESTMENT INCOME (LOSS)                                                   (203,193)
                                                                             ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments                                                                2,296,936
   Written Options                                                             (197,623)
                                                                             ----------
Net realized gain (loss)                                                      2,099,313
                                                                             ----------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                2,403,242
   Written Options                                                               58,161
                                                                             ----------
Net change in unrealized appreciation (depreciation)                          2,461,403
                                                                             ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                       4,560,716
                                                                             ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                            $4,357,523
                                                                             ==========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM JANUARY 21, 2005 (Commencement of Operations) THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

OPERATIONS
   Net investment income (loss)                                          $  (203,193)
   Net realized gain (loss)                                                2,099,313
   Net change in unrealized appreciation (depreciation)                    2,461,403
                                                                         -----------
Increase (Decrease) in Net Assets from Operations                          4,357,523
                                                                         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gains                                                     (1,963,854)
                                                                         -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                             55,674
   Contribution of securities at Fund's organization                      18,191,393
   Reinvestment of distributions                                           1,904,045
   Redemption of shares                                                     (427,463)
                                                                         -----------
Increase (Decrease) from Capital Share Transactions                       19,723,649
                                                                         -----------
Increase (Decrease) in Net Assets                                         22,117,318

NET ASSETS
   Beginning of period                                                             -
                                                                         -----------
   End of period (a)                                                     $22,117,318
                                                                         ===========
SHARE TRANSACTIONS
   Sale of shares                                                             97,682
   Contribution of securities at Fund's organization                       1,848,719
   Reinvestment of distributions                                             179,452
   Redemption of shares                                                      (42,569)
                                                                         -----------
Increase (Decrease) in Shares                                              2,083,284
                                                                         ===========

---------------------

(a) Accumulated undistributed (distributions in excess of ) net investment income of $0

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                     JANUARY 21, 2005 (a)
                                                                           THROUGH
                                                                      DECEMBER 31, 2005
                                                                     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 10.00
                                                                            -------
INVESTMENT OPERATIONS
Net investment income (loss) (b)                                              (0.11)
Net realized and unrealized gain (loss) on investments                         1.76
                                                                            -------
Total from Investment Operations                                               1.65
                                                                            -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain                                                             (1.03)
                                                                            -------

NET ASSET VALUE, END OF PERIOD                                              $ 10.62
                                                                            =======

TOTAL RETURN (c)                                                              16.53%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                                 $22,117
Ratios to Average Net Assets (d):
   Net Expenses                                                                1.94%
   Gross Expenses (d)                                                          2.15%
   Net investment income (loss)                                               (1.09)%

PORTFOLIO TURNOVER RATE (c)                                                     384%

----------------------
(a)  Commencement of operations.
(b)  Calculated based on average shares outstanding during the period.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e)  Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Jordan Opportunity Fund (the "Fund"). The Fund is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

The Fund commenced operations on January 21, 2005 after it acquired the net assets of Stolper Defense Growth Partners L.P. (the "Partnership"), a Delaware limited partnership. In a tax-free transaction, the Partnership contributed net assets of $18,487,178 including unrealized gains of $1,261,306, in exchange for 1,848,718 Fund shares. The Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.

The Fund seeks capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size. As a non-diversified fund, the Fund may concentrate its investments in a limited number of issuers.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable. Fair valuation is based on subjective factors and as a result, the

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

OFFERING COSTS - Offering costs for the Fund of $3,692 consist of certain legal fees, registration fees and fees related to the mailing and printing of the initial prospectus. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

REDEMPTION FEES - If a redemption or exchange occurs within 60 days of purchase, a 2.00% redemption fee will be charged. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out
(FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. For the period ended December 31, 2005, there were no redemption fees collected.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Windowpane Advisors, L.L.C. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SUB-ADVISER - Hellman, Jordan Management Co., Inc. (the "Sub-Adviser") is the sub-adviser to the Fund. The Sub-Adviser receives an annual advisory fee from the Adviser.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE - Pursuant to a shareholder servicing plan, the Fund pays a shareholder servicing fee up to an annual rate of 0.25% of the Fund's average daily net assets. Citigroup may pay some or all of these fees to various financial institutions that provide shareholder services to their customers invested in the Fund. Under the plan, the Fund reimburses Citigroup for shareholder service fees paid.

DISTRIBUTION - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Citigroup has voluntarily agreed to waive a portion of its fees. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. Citibank, N.A., the Fund's custodian, has voluntarily agreed to waive a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended December 31, 2005, fees waived were as follows:

                                                                                TOTAL
                   COMPLIANCE                      TRANSFER                      FEES
ADMINISTRATOR       SERVICES       ACCOUNTANT       AGENCY      CUSTODIAN       WAIVED
-------------      ----------      ----------      --------     ---------       -------
   $18,447           $6,141          $5,631         $3,380        $6,767        $40,366

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through December 31, 2005.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $64,291,186 and $63,654,642, respectively, for the period ended December 31, 2005. The cost of long-term investment securities contributed by the Partnership at January 21, 2005 was $14,299,103.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

Ordinary Income                               $  137,271
Capital and Other Losses                        (115,040)
Unrealized Appreciation (Depreciation)         2,371,437
                                              ----------
Total                                         $2,393,668
                                              ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sale reallocations, deferrals of losses on straddle positions and section 1256 mark-to-market adjustments.

The tax character of distributions paid from January 21, 2005 (commencement of operations) through December 31, 2005 was as follows:

                                                 2005
                                              ----------
Ordinary Income                               $  630,766
Long-Term Capital Gain                         1,333,088
                                              ----------
Total                                         $1,963,854
                                              ==========

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

For tax purposes, the current year post-October loss was $115,040. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the period ended December 31, 2005. The following reclassification was primarily due to net operating losses reclassified as short-term gains, and has no impact on the net assets of the Fund.

Accumulated Net Investment Income                        $ 203,193
Accumulated Undistributed Net Realized Gain (Loss)        (203,193)

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during period ended December 31, 2005 were as follows:

                                                               CALLS
                                                  ----------------------------
                                                  NUMBER OF
                                                  CONTRACTS           PREMIUMS
                                                  ----------------------------
Options written                                     1,047             $575,939
Options terminated in closing transactions            821             $402,647
Options exercised                                       -                    -
Options expired                                         -                    -
                                                    -----             --------
Outstanding, December 31, 2005                        226             $173,292
                                                    -----             --------

NOTE 8. OTHER INFORMATION

On December 31, 2005, two shareholders owned approximately 44% of the outstanding shares of the Fund.

JORDAN OPPORTUNITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DECEMBER 31, 2005
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Jordan Opportunity Fund:

We have audited the accompanying statement of assets and liabilities of Jordan Opportunity Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of December 31, 2005, and the related statements of operations, changes in net assets and financial highlights for the period from January 21, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers: where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jordan Opportunity Fund as of December 31, 2005, the results of its operations, changes in its net assets and financial highlights for the period from January 21, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2006

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7013 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7013, or on the Fund's website at www.jordanopportunity.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                    BEGINNING           ENDING           EXPENSES
                                  ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING
                                   JULY 1, 2005    DECEMBER 31, 2005      PERIOD*
                                  -------------    -----------------    -----------
Actual Return                       $1,000.00          $1,098.30           $10.42
Hypothetical Return                 $1,000.00          $1,015.27           $10.01

-----------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.97% multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 11.88% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 11.19% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $1,333,088 for the tax year ended December 31, 2005.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and one other investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services.
Mr.Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7013.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

      NAME                    POSITION WITH                LENGTH OF               PRINCIPAL OCCUPATION(S)
  AND BIRTH DATE                THE TRUST                 TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE
J. Michael Parish            Chairman of the           Trustee since 1989      Retired; Partner, Wolfe, Block,
Born: November 9, 1943       Board; Trustee;           (Chairman               Schorr and Solis-Cohen, LLP (law
                             Chairman,                 since 2004)             firm) 2002-2003; Partner, Thelen
                             Compliance                                        Reid & Priest LLP (law firm)
                             Committee,                                        1995-2002.
                             Nominating
                             Committee and
                             Qualified Legal
                             Compliance
                             Committee
------------------------------------------------------------------------------------------------------------------
Costas Azariadis             Trustee Chairman,         Trustee since 1989      Professor of Economics, University
Born: February 15, 1943      Valuation Committee                               of California-Los Angeles; Visiting
                                                                               Professor of Economics, Athens
                                                                               University of Economics and
                                                                               Business 1998-1999.
------------------------------------------------------------------------------------------------------------------
James C. Cheng               Trustee Chairman,         Trustee since 1989      President, Technology Marketing
Born: July 26, 1942          Audit Committee                                   Associates (marketing company
                                                                               for small-and medium-sized
                                                                               businesses in New England).
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer               Trustee Chairman,         Trustee since 1989      President, Forum Trust, LLC
Born: July 15, 1942          Contracts Committee                               (a non-depository trust company)
                                                                               since 1997; President, Citigroup
                                                                               Fund Services, LLC ("Citigroup")
                                                                               2003-2005; President, Forum
                                                                               Financial Group, LLC ("Forum")
                                                                               (a fund services company acquired
                                                                               by Citibank, N.A. in 2003).
------------------------------------------------------------------------------------------------------------------

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

       NAME                   POSITION WITH            LENGTH OF                    PRINCIPAL OCCUPATION(S)
   AND BIRTH DATE               THE TRUST             TIME SERVED                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier             President and             Since 2005              Managing Director and Principal
Born: October 22, 1961       Principal                                         Executive Officer, Foreside Fund
                             Executive Officer                                 Services, LLC, the Trust's Distributor
                                                                               since 2005; Chief Operating Officer
                                                                               and Managing Director, Global
                                                                               Fund Services, Citibank, N.A.
                                                                               2003-2005; Managing Director,
                                                                               Global Securities Services for
                                                                               Investors, Citibank, N.A.
                                                                               1999-2003.
---------------------------------------------------------------------------------------------------------------------
Carl A. Bright               Principal Financial       Since 2005              President, Foreside Fund Services,
Born: December 20, 1957      Officer                                           LLC, the Trust's Distributor since
                                                                               2004; Consultant, Foreside
                                                                               Solutions, LLC 2000-2003 (mutual
                                                                               fund development company).
---------------------------------------------------------------------------------------------------------------------
Beth P. Hanson               Vice President/           Since 2003              Relationship Manager, Citigroup
Born: July 15, 1966          Assistant Secretary                               since 2003; Relationship Manager,
                                                                               Forum 1999-2003.
---------------------------------------------------------------------------------------------------------------------
Sara M. Morris               Vice President            Since 2004              Director and Relationship Manager,
Born: September 18, 1963                                                       Citigroup since 2004; Chief Financial
                                                                               Officer, The VIA Group, LLC
                                                                               (strategic marketing company)
                                                                               2000-2003.
---------------------------------------------------------------------------------------------------------------------
Trudance L. Bakke            Treasurer                 Since 2005              Product Manager, Citigroup since
Born: August 11, 1971                                                          2003; Senior Manager of Corporate
                                                                               Finance, Forum 1999-2003.
---------------------------------------------------------------------------------------------------------------------
David M. Whitaker            Secretary                 Since 2004              Product Manager, Citigroup since
Born: September 6, 1971                                                        2004; Assistant Counsel,
                                                                               PFPC, Inc. (a fund services
                                                                               company) 2000-2004.
---------------------------------------------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

   INVESTMENT ADVISOR

   WINDOWPANE ADVISORS, LLC
   ONE AMERICA PLAZA
   600 WEST BROADWAY, SUITE 1225
   SAN DIEGO, CALIFORNIA 92101
   WWW.WINDOWPANEFUNDS.COM

   TRANSFER AGENT

   CITIGROUP FUND SERVICES, LLC
   TWO PORTLAND SQUARE
   PORTLAND, MAINE 04101

   DISTRIBUTOR

   FORESIDE FUND SERVICES, LLC
   TWO PORTLAND SQUARE, 1ST FLOOR
   PORTLAND, MAINE 04101
   WWW.FORESIDES.COM

   JORDAN OPPORTUNITY FUND

   P.O. BOX 446
   PORTLAND, MAINE 04112
   WWW.JORDANOPPORTUNITY.COM

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

                              FOR MORE INFORMATION

   JORDAN OPPORTUNITY FUND

[LOGO OF A WINDOWPANE FUND] A WINDOWPANE FUND

Annual Report

December 31, 2005

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                                    [GRAPHIC]




TABLE OF CONTENTS
--------------------------------------------------------------------------------


          A MESSAGE TO OUR SHAREHOLDERS                            2

          PERFORMANCE CHART AND ANALYSIS                           5

          SCHEDULE OF INVESTMENTS                                  6

          STATEMENT OF ASSETS AND LIABILITIES                     10

          STATEMENT OF OPERATIONS                                 11

          STATEMENTS OF CHANGES IN NET ASSETS                     12

          FINANCIAL HIGHLIGHTS                                    13

          NOTES TO FINANCIAL STATEMENTS                           14

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 20

          ADDITIONAL INFORMATION                                  21


WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to provide you with the 2005 annual report for the Winslow Green Growth Fund (the "Fund").

The Fund ended 2005 with a net asset value per share of $17.62, up 12.18% for the year. The Russell 2000 Growth Index, the Fund's benchmark, was up 4.15% in the same one-year period. For the three-, five- and ten-year periods, the Fund's average annual returns were 34.09%, 4.03% and 19.83%, respectively, versus 20.93%, 2.28% and 4.69% for the Russell 2000 Growth Index. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.WINSLOWGREEN.COM. THE FUND CHARGES A 2.00% REDEMPTION FEE ON SHARES REDEEMED WITHIN 90 DAYS OF PURCHASE.)

The Fund experienced a strong year, following a soft first quarter. The net results for the year put the Fund well above its benchmark index.

The market has been recognizing many of the companies in the Fund, as they are meeting or beating earnings estimates or other milestones and are relatively undervalued compared to the broader market. For the year, Healthy Living proved to be our best performing sector; core holdings in this area performed quite well for the Fund. The second strongest category was Healthcare, fueled by the shifting demographics of the U.S. As the baby boom generation ages, this sector continues to grow well above overall economic growth. This same demographic trend is driving growth in the Medical Products sector, which posted strong gains for the year and also finished as our third best performing sector. Rounding out top-performing sectors for the Fund were Green Energy, buoyed by rising energy prices, and Financials, which included internet-based service providers that posted solid performance in 2005. Several sectors that under-performed and detracted from the Fund's performance in 2005 included Technology, Internet and Software, and Capital Goods.

Based on estimated long-term earnings growth, many of the companies in the portfolio have been growing faster than those companies that comprise the S&P 500 Index. Despite this projected faster earnings growth rate, the portfolio companies are trading, on average, at a reasonable price-to-earnings multiple. While many factors determine stock performance, we believe that earnings growth is primarily driving performance in the current market environment.

2


                                                      WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


We believe that the overall environment for equities is improving and after a series of interest rate hikes, the Federal Reserve seems to be near the end of its tightening cycle. As it relates to the Fund, we believe that our research indicates that the portfolio companies have sustainable business models, proven management teams, and the financial strength and growth prospects necessary to prosper in the current economic environment. As such and barring unforeseen events, we believe the Fund's portfolio holdings, specifically small capitalization growth companies, are well positioned for 2006.

During 2005, the Fund saw considerable growth in assets such that at the end of the year the Fund's assets were $152 million. To the extent this trend continues, one of the decisions we will encounter is whether to recommend closure of the Fund to new and/or existing shareholders and at what asset size. The rationale behind closing a Fund to new and/or existing investors is to limit the growth of assets in the portfolio and thus protect the best interest of the Fund's current long-term shareholders. By implementing restrictions on new assets, it is our intent to preserve the research-intensive investment process, which has guided the Fund since its inception more than ten years ago.

Thank you for your continued support.

May your future be green,

/s/ Jackson W.Robinson
Jackson W. Robinson
Portfolio Manager

/s/ Matthew W.Patsky
Matthew W. Patsky, CFA
Portfolio Manager
Winslow Management Company
99 High Street
Boston, MA 02110

INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES POSE GREATER RISKS THAN THOSE TYPICALLY ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

                                                                             3


WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES WERE REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. PRIOR TO APRIL 1, 2001, ADAMS HARKNESS & HILL, INC. ("AHH"), THROUGH ITS PRIMARY ASSET MANAGEMENT DIVISION, WINSLOW MANAGEMENT COMPANY ("WMC"), MANAGED A COMMON TRUST FUND WITH AN INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR PERIODS BEFORE APRIL 1, 2001 IS THAT OF THE COMMON TRUST FUND AND REFLECTS THE EXPENSES OF THE COMMON TRUST FUND. IF THE COMMON TRUST FUND'S PERFORMANCE HAD BEEN READJUSTED TO REFLECT THE ESTIMATED EXPENSES OF THE FUND FOR ITS FIRST FISCAL YEAR, THE PERFORMANCE WOULD HAVE BEEN LOWER. THE COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE. EFFECTIVE AUGUST 31, 2005, WMC, WHICH THEN WAS OPERATING AS A DIVISION OF ADAMS HARKNESS ASSET MANAGEMENT, INC. ("AHAM"), A WHOLLY OWNED SUBSIDIARY OF ADAMS HARKNESS FINANCIAL GROUP, REORGANIZED OUT OF AHAM AND NOW OPERATES AS AN INDEPENDENT ENTITY.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND PORTFOLIO MANAGERS AS OF DECEMBER 31, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

4


                                                      WINSLOW GREEN GROWTH FUND

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund over the past ten fiscal years, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. As the Fund's primary performance benchmark, the Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in any index.

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05 ONE YEAR FIVE YEAR TEN YEAR
             Winslow Green Growth Fund           12.18%    4.03%    19.83%
             Russell 2000 Growth Index            4.15%    2.28%     4.69%

     INVESTMENT VALUE ON 12/31/05
             Winslow Green Growth Fund          $61,062
             Russell 2000 Growth Index          $15,807

                                    [CHART]

                    Winslow Green        Russell 2000
                     Growth Fund         Growth Index
                    -------------        ------------
12/31/1995            $10,755            $11,302
 1/31/1996             10,546             11,208
 2/29/1996             10,808             11,719
 3/31/1996             11,122             11,951
 4/30/1996             12,398             12,868
 5/31/1996             13,854             13,528
 6/30/1996             13,184             12,649
 7/31/1996             12,028             11,105
 8/31/1996             13,004             11,927
 9/30/1996             12,927             12,541
10/31/1996             13,207             12,000
11/30/1996             14,109             12,334
12/31/1996             14,551             12,575
 1/31/1997             14,990             12,889
 2/28/1997             14,083             12,110
 3/31/1997             13,423             11,256
 4/30/1997             13,586             11,126
 5/31/1997             15,216             12,798
 6/30/1997             16,082             13,232
 7/31/1997             16,427             13,910
 8/31/1997             17,769             14,327
 9/30/1997             20,178             15,470
10/31/1997             19,227             14,541
11/30/1997             18,543             14,194
12/31/1997             19,259             14,202
 1/31/1998             19,256             14,013
 2/28/1998             21,211             15,250
 3/31/1998             23,914             15,890
 4/30/1998             23,879             15,987
 5/31/1998             21,755             14,826
 6/30/1998             20,045             14,977
 7/31/1998             18,113             13,727
 8/31/1998             13,961             10,558
 9/30/1998             14,885             11,628
10/31/1998             15,754             12,235
11/30/1998             16,873             13,184
12/31/1998             18,554             14,377
 1/31/1999             19,699             15,024
 2/28/1999             17,870             13,649
 3/31/1999             18,992             14,136
 4/30/1999             20,073             15,384
 5/31/1999             20,742             15,408
 6/30/1999             21,488             16,220
 7/31/1999             23,816             15,718
 8/31/1999             25,366             15,130
 9/30/1999             25,680             15,422
10/31/1999             26,140             15,817
11/30/1999             32,466             17,490
12/31/1999             41,653             20,572
 1/31/2000             47,157             20,381
 2/29/2000             65,186             25,123
 3/31/2000             65,728             22,482
 4/30/2000             54,166             20,212
 5/31/2000             49,626             18,442
 6/30/2000             58,808             20,825
 7/31/2000             55,985             19,040
 8/31/2000             68,877             21,043
 9/30/2000             73,568             19,997
10/31/2000             65,797             18,374
11/30/2000             49,182             15,038
12/31/2000             53,890             15,958
 1/31/2001             59,611             17,250
 2/28/2001             45,101             14,885
 3/31/2001             36,268             13,532
 4/30/2001             47,257             15,189
 5/31/2001             47,076             15,540
 6/30/2001             48,128             15,964
 7/31/2001             42,470             14,602
 8/31/2001             38,154             13,690
 9/30/2001             32,097             11,481
10/31/2001             35,942             12,586
11/30/2001             41,237             13,637
12/31/2001             43,594             14,486
 1/31/2002             41,962             13,970
 2/28/2002             37,791             13,066
 3/31/2002             42,144             14,202
 4/30/2002             42,252             13,894
 5/31/2002             38,299             13,082
 6/30/2002             34,382             11,973
 7/31/2002             30,393             10,133
 8/31/2002             29,123             10,128
 9/30/2002             26,113              9,396
10/31/2002             26,041              9,872
11/30/2002             30,610             10,850
12/31/2002             27,237             10,102
 1/31/2003             26,041              9,828
 2/28/2003             26,258              9,565
 3/31/2003             28,942              9,710
 4/30/2003             31,916             10,629
 5/31/2003             36,377             11,827
 6/30/2003             41,636             12,055
 7/31/2003             43,993             12,966
 8/31/2003             47,910             13,663
 9/30/2003             49,180             13,317
10/31/2003             51,501             14,467
11/30/2003             52,009             14,939
12/31/2003             52,226             15,006
 1/31/2004             54,257             15,794
 2/29/2004             53,931             15,770
 3/31/2004             52,698             15,843
 4/30/2004             50,667             15,048
 5/31/2004             49,977             15,347
 6/30/2004             52,117             15,858
 7/31/2004             44,864             14,435
 8/31/2004             43,594             14,124
 9/30/2004             49,143             14,905
10/31/2004             52,045             15,267
11/30/2004             55,490             16,557
12/31/2004             58,540             17,153
 1/31/2005             54,564             16,380
 2/28/2005             55,742             16,605
 3/31/2005             53,680             15,982
 4/30/2005             46,022             14,965
 5/31/2005             53,422             16,020
 6/30/2005             58,687             16,538
 6/30/2005             54,567             14,633
 7/31/2005             58,743             15,656
 8/31/2005             57,956             15,435
 9/30/2005             60,113             15,557
10/31/2005             58,264             14,983
11/30/2005             60,421             15,831
12/31/2005             61,062             15,807




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WINSLOWGREEN.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                             5


WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                    ENVIRONMENTAL
   SHARES            SECURITY DESCRIPTION             RATING**       VALUE
  ----------------------------------------------------------------------------
  COMMON STOCK - 98.5%
  CONSUMER DISCRETIONARY - 10.0%
    325,000 aQuantive, Inc.+                             EB       $  8,203,000
     75,000 Bright Horizons Family Solutions, Inc.+      EB          2,778,750
    550,000 IMPCO Technologies, Inc.+                    EP          2,821,500
    100,000 Jupitermedia Corp.+                          EB          1,478,000
                                                                  ------------
                                                                    15,281,250
                                                                  ------------
  CONSUMER STAPLES - 15.1%
    110,000 Green Mountain Coffee Roasters, Inc.+        BIC         4,466,000
    225,000 Herbalife, Ltd.+                             ER          7,317,000
    250,000 United Natural Foods, Inc.+                  EP          6,600,000
     60,000 Whole Foods Market, Inc.                     EP          4,643,400
                                                                  ------------
                                                                    23,026,400
                                                                  ------------
  ENERGY - 7.7%
    450,000 Canadian Hydro Developers, Inc.+             BIC         2,245,500
    120,000 Environmental Power Corp.+                   EP            840,000
    100,000 Evergreen Solar, Inc.+                       EP          1,065,000
    512,000 Fuel-Tech NV+                                ER          4,633,600
     50,000 Q-Cells AG+                                  EP          2,921,182
                                                                  ------------
                                                                    11,705,282
                                                                  ------------
  FINANCIALS - 4.0%
    205,000 Bankrate, Inc.+                              EB          6,051,600
                                                                  ------------
  PHARMACEUTICALS AND BIOTECHNOLOGY - 23.5%
    500,000 Applera Corp - Celera Genomics
              Group+                                     ER          5,480,000
    675,000 Arena Pharmaceuticals, Inc.+                 ER          9,598,500
  1,476,500 Durect Corp.+                                ER          7,485,855
    850,000 Isis Pharmaceuticals, Inc.+                  ER          4,454,000
  2,000,000 Unigene Laboratories, Inc.+                  ER          8,820,000
                                                                  ------------
                                                                    35,838,355
                                                                  ------------
  HEALTH CARE EQUIPMENT AND SERVICES - 13.8%
    150,000 Adeza Biomedical Corp.+                      EB          3,157,500
    100,000 Palomar Medical Technologies, Inc.+          EB          3,504,000

See Notes to Financial Statements.

6


                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                    ENVIRONMENTAL
   SHARES            SECURITY DESCRIPTION             RATING**       VALUE
  ----------------------------------------------------------------------------
    275,000 SurModics, Inc.+                             ER       $ 10,172,250
    850,000 ThermoGenesis Corp.+                         EB          4,105,500
                                                                  ------------
                                                                    20,939,250
                                                                  ------------
  INDUSTRIALS - 11.3%
    275,000 American Superconductor Corp.+               BIC         2,164,250
    322,500 Color Kinetics, Inc.+                        ER          4,640,775
    300,000 Distributed Energy Systems Corp.+            EP          2,268,000
     80,000 Itron, Inc.+                                 EP          3,203,200
    220,000 NAM TAI Electronics, Inc.                    BIC         4,950,000
                                                                  ------------
                                                                    17,226,225
                                                                  ------------
  SOFTWARE AND SERVICES - 8.4%
    200,000 Aptimus, Inc.+                               EB          1,582,000
    350,000 Sonic Solutions, Inc.+                       EB          5,288,500
    330,000 Trident Microsystems, Inc.+(down delta)      EB          5,940,000
                                                                  ------------
                                                                    12,810,500
                                                                  ------------
  TELECOMMUNICATIONS SERVICES - 4.7%
  2,000,000 Ibasis, Inc.+                                EB          3,660,000
    250,000 Redback Networks, Inc.+(down delta)          ER          3,515,000
                                                                  ------------
                                                                     7,175,000
                                                                  ------------

  TOTAL COMMON STOCK (Cost $128,130,688)                           150,053,862
                                                                  ------------
  SHORT-TERM INVESTMENTS - 2.7%

  MONEY MARKET FUNDS - 2.7%
    409,542 Citifunds Institutional Trust Liquid
              Reserves, Class O, 4.17%                   N/A           409,542
  3,731,619 Pax World Money Market
              Fund, 3.91%                                N/A         3,731,619
                                                                  ------------
  TOTAL MONEY MARKET FUNDS                                           4,141,161
                                                                  ------------
  TOTAL SHORT-TERM INVESTMENTS
    (Cost $4,141,161)                                                4,141,161
                                                                  ------------
  TOTAL INVESTMENTS IN SECURITIES - 101.2%
    (Cost $132,271,849)*                                           154,195,023
                                                                  ------------

See Notes to Financial Statements.

                                                                             7


WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                         WRITTEN CALL OPTIONS - 0.0%
                         SECURITY                                         CONTRACTS     VALUE
                         ------------------------------------------------------------------------
                         Redback Networks, Inc.
                         Expiration March 18, 2006, Exercise Price $17.50    42     $     (2,520)
                         Trident Microsystems, Inc.
                         Expiration January 23, 2006, Exercise Price $22.50    100            (75
                                                                                    ------------

                         TOTAL OPTIONS WRITTEN
                           (Premiums Received $8,257)                                     (3,270)
                                                                                    ------------

                         OTHER ASSETS AND LIABILITIES, NET - (1.2%)                   (1,914,199)
                                                                                    ------------
                         NET ASSETS - 100.0%                                        $152,277,554
                                                                                    ============

----------
+Non-income producing security.
(down delta)All or a portion of shares have been committed as cover for written options.
**The investment adviser's Environmental Ratings (unaudited) include the following. Refer to the Fund's prospectus for more information.
 BIC - Best in Class
 EB - Environmentally Benign
 EP - Environmentally Proactive
 ER - Environmentally Responsible

ENVIRONMENTAL RATINGS OF EQUITY HOLDINGS (UNAUDITED)
% of Total Equity (common stock) Holdings:

                     BIC - Best in Class               9.2%
                     EB - Environmentally Benign      30.5%
                     EP - Environmentally Proactive   16.2%
                     ER - Environmentally Responsible 44.1%

*Costfor Federal income tax purposes is $132,723,923 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $26,863,431
            Gross Unrealized Depreciation               (5,395,601)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $21,467,830
                                                       ===========

See Notes to Financial Statements.

8


                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS
% of Total Investments

                    Consumer Discretionary              9.9%
                    Consumer Staples                   14.9%
                    Energy                              7.6%
                    Financials                          3.9%
                    Pharmaceuticals and Biotechnology  23.2%
                    Health Care Equipment and Services 13.6%
                    Industrials                        11.2%
                    Software and Services               8.3%
                    Telecommunication Services          4.7%
                    Short-Term Investments              2.7%

See Notes to Financial Statements.

                                                                             9


WINSLOW GREEN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
--------------------------------------------------------------------------------

 ASSETS
  Total investments, at value (Cost $132,271,849)                $154,195,023
  Receivables:
    Investment securities sold                                        805,845
    Fund shares sold                                                1,314,530
    Interest and dividends                                             85,546
    Prepaid expenses                                                    4,029
                                                                 ------------
 Total Assets                                                     156,404,973
                                                                 ------------

 LIABILITIES
  Payables:
    Fund shares redeemed                                               66,901
    Call options written, at value (Premiums received $8,257)           3,270
    Investment securities purchased                                 3,824,369
  Accrued Liabilities:
    Investment adviser fees                                           123,401
    Trustees' fees and expenses                                         1,562
    Compliance services fees                                            1,717
    Other expenses                                                    106,199
                                                                 ------------
 Total Liabilities                                                  4,127,419
                                                                 ------------
 NET ASSETS                                                      $152,277,554
                                                                 ============

 COMPONENTS OF NET ASSETS
  Paid-in-capital                                                $130,645,343
  Accumulated net realized gain (loss)                               (295,950)
  Unrealized appreciation (depreciation)                           21,928,161
                                                                 ------------
 NET ASSETS                                                      $152,277,554
                                                                 ============

 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Based on net assets of $152,277,554 and 8,642,370 shares of
   beneficial interest outstanding (unlimited shares authorized) $      17.62
                                                                 ============

See Notes to Financial Statements.

10


                                                      WINSLOW GREEN GROWTH FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------


       INVESTMENT INCOME
        Interest Income                                     $   100,522
        Dividend income                                         227,475
                                                            -----------
       Total Investment Income                                  327,997
                                                            -----------

       EXPENSES
        Investment adviser fees                                 684,815
        Administrator fees                                       95,341
        Shareholder servicing fees                              190,226
        Transfer agency fees                                    112,743
        Custodian fees                                           22,512
        Accountant fees                                          44,863
        Registration fees                                        31,597
        Professional fees                                        40,014
        Trustees' fees and expenses                               4,989
        Compliance services fees                                 19,149
        Miscellaneous expenses                                   36,425
                                                            -----------
       Total Expenses                                         1,282,674
        Fees waived                                            (179,361)
                                                            -----------
       Net Expenses                                           1,103,313
                                                            -----------
       NET INVESTMENT INCOME (LOSS)                            (775,316)
                                                            -----------

       REALIZED AND UNREALIZED GAIN (LOSS)
       Realized Gain (Loss) on:
        Investments                                            (526,725)
        Foreign currency transactions                            (2,705)
        Written Options                                         303,286
                                                            -----------
       Net Realized Gain (Loss)                                (226,144)
                                                            -----------
       Change in Unrealized Appreciation (Depreciation) on:
        Investments                                          10,595,986
        Written Options                                           3,994
                                                            -----------
       Net Change in Unrealized Appreciation (Depreciation)  10,599,980
                                                            -----------
       NET REALIZED AND UNREALIZED GAIN (LOSS)               10,373,836
                                                            -----------
       INCREASE (DECREASE) IN NET ASSETS FROM
         OPERATIONS                                         $ 9,598,520
                                                            ===========

See Notes to Financial Statements.

                                                                             11


WINSLOW GREEN GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                               YEAR ENDED        YEAR ENDED
                                            DECEMBER 31, 2005 DECEMBER 31, 2004
                                            ----------------- -----------------
OPERATIONS
 Net investment income (loss)                 $   (775,316)     $   (599,162)
 Net realized gain (loss)                         (226,144)        2,710,142
 Net change in unrealized appreciation
   (depreciation)                               10,599,980         1,918,221
                                              ------------      ------------
Increase (Decrease) in Net Assets from
  Operations                                     9,598,520         4,029,201
                                              ------------      ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net realized gain on investments               (1,808,922)         (707,012)
                                              ------------      ------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares                                122,110,641        32,257,942
 Reinvestment of distributions                   1,649,372           622,924
 Redemption of shares                          (27,712,009)      (43,108,021)
 Redemption fees                                    74,129             8,227
                                              ------------      ------------
Increase (Decrease) from Capital Share
  Transactions                                  96,122,133       (10,218,928)
                                              ------------      ------------
Increase (Decrease) in Net Assets              103,911,731        (6,896,739)

NET ASSETS
 Beginning of year                              48,365,823        55,262,562
                                              ------------      ------------
 End of year(a)                               $152,277,554      $ 48,365,823
                                              ============      ============

SHARE TRANSACTIONS
 Sale of shares                                  7,214,264         2,225,617
 Reinvestment of distributions                      92,821            39,880
 Redemption of shares                           (1,706,457)       (3,059,195)
                                              ------------      ------------
Increase (Decrease) in Shares                    5,600,628          (793,698)
                                              ============      ============
(a)Accumulated undistributed (distributions
   in excess of) net investment income        $         --      $         --
                                              ============      ============

See Notes to Financial Statements.

12


                                                      WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                                     APRIL 1,
                                                                                     2001(A)
                                               YEAR ENDED DECEMBER 31,               THROUGH
                                    --------------------------------------------   DECEMBER 31,
                                        2005        2004        2003       2002        2001
                                    --------     -------     -------     -------   ------------
NET ASSET VALUE PER
 SHARE, Beginning of Period         $  15.90     $ 14.41     $  7.51     $ 12.02     $ 10.00
                                    --------     -------     -------     -------     -------
INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment loss                  (0.17)(b)   (0.17)(b)   (0.11)(b)   (0.09)      (0.06)
  Net realized and unrealized
   gain (loss) on investments,
   options and foreign currency
   transactions                         2.09        1.90        7.00       (4.42)       2.08
                                    --------     -------     -------     -------     -------
Total from Investment
 Operations                             1.92        1.73        6.89       (4.51)       2.02
                                    --------     -------     -------     -------     -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gain                    (0.22)      (0.24)         --          --          --
                                    --------     -------     -------     -------     -------

Redemption Fees(b)                      0.02          --(c)     0.01          --          --

NET ASSET VALUE PER
 SHARE, End of Period               $  17.62     $ 15.90     $ 14.41     $  7.51     $ 12.02
                                    ========     =======     =======     =======     =======
TOTAL RETURN(D)                        12.18%      12.09%      91.74%     (37.52)%     20.20%

RATIO/
 SUPPLEMENTARY
 DATA
  Net assets at end of period
   (000's omitted)                  $152,278     $48,366     $55,263     $10,993     $16,074
  Ratios to average net assets(e):
   Net Expenses                         1.45%       1.45%       1.45%       1.45%       1.45%
   Gross Expenses(f)                    1.69%       1.93%       1.90%       2.48%       3.06%
  Net investment income (loss)         (1.02)%     (1.20)%     (0.93)%     (0.98)%     (1.08)%

PORTFOLIO TURNOVER
 RATE                                    103%        102%        202%        114%         98%

----------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                                             13


WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to the Winslow Green Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has twenty-eight portfolios. The Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund (the "CTF"), a common trust fund, in exchange for Fund shares. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks capital appreciation through environmentally responsible investing.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable.

14


                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. These fluctuations are included with the net realized and unrealized gain or loss on investments.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income

                                                                             15


WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - If you redeem or exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee subject to certain limited exceptions. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. For the year ended December 31, 2005, the Fund collected $74,129 in redemption fees.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Winslow Management Company (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its

16


                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

distribution services. The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER/REIMBURSEMENT OF FEES

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 1.45% of average daily net assets through April 30, 2006. Citigroup has voluntarily agreed to waive a portion of its fees. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. These voluntary waivers may be reduced or eliminated at any time. Fees waived for the year ended December 31, 2005, were as follows:

      INVESTMENT               SHAREHOLDER TRANSFER COMPLIANCE TOTAL FEES
       ADVISORY  ADMINISTRATOR  SERVICES    AGENCY   SERVICES    WAIVED
      ---------- ------------- ----------- -------- ---------- ----------
       $102,889     $4,221       $68,735     $32      $3,484    $179,361

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through December 31, 2005.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $170,092,931 and $77,833,202, respectively, for the year ending December 31, 2005. The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with the Adviser during the period January 1, 2005 through August 31, 2005. The commissions paid to this affiliated firm were $237,982 for the period.

                                                                             17


WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2005, distributable earnings on a tax basis were as follows:

              Undistributed Ordinary Income          $        (1)
              Undistributed Long-Term Gain               205,739
              Capital and Other Losses                   (41,357)
              Unrealized Appreciation (Depreciation)  21,467,830
                                                     -----------
              Total                                  $21,632,211
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss was $41,357. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

The tax character of distributions paid during 2005 and 2004 were as follows:

                                             2005      2004
                                          ---------- --------
                   Ordinary Income        $       -- $707,012
                   Long-Term Capital Gain  1,808,922       --
                                          ---------- --------
                   Total                  $1,808,922 $707,012
                                          ========== ========

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2005. The following reclassification was primarily due to net operating losses, and has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $ 775,316
                  Undistributed Net Realized Gain       2,705
                  Paid-In-Capital                    (778,021)

18


                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------


NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the year ended December 31, 2005 were as follows:

                                                           CALLS
                                                   ---------------------
                                                      NUMBER
                                                   OF CONTRACTS PREMIUMS
                                                   ------------ --------
        OUTSTANDING, DECEMBER 31, 2004                  250      21,243
        Options written                               2,732     691,597
        Options terminated in closing transactions    2,500     673,618
        Options exercised                                --          --
        Options expired                                 340      30,965
                                                      -----     -------
        OUTSTANDING, DECEMBER 31, 2005                  142       8,257
                                                      -----     -------

NOTE 8. OTHER INFORMATION

On December 31, 2005, one shareholder held approximately 26% of the outstanding shares of the Fund. This shareholder is comprised of an omnibus account, which is held on behalf of several individual shareholders.

                                                                             19


WINSLOW GREEN GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and the Shareholders of Winslow Green Growth Fund:

We have audited the accompanying statement of assets and liabilities of Winslow Green Growth Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 1, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Winslow Green Growth Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 1, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2006

20


                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

PROXY RESULTS

At the Special Meeting of Shareholders, held on August 22, 2005 shares were voted as summarized below on the following proposal presented to Shareholders:

To approve the Investment Advisory Agreement between Forum Funds and Winslow Management Company, LLC with respect to Winslow Green Growth Fund.

                           FOR       AGAINST    ABSTAIN
                      ------------- ---------- ----------
                      1,979,905.507 37,550.598 52,762.895

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9049 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, on the Fund's website at www.winslowgreen.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005, through December 31, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you

                                                                             21


WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                       BEGINNING ACCOUNT
                             VALUE       ENDING ACCOUNT VALUE EXPENSES PAID
                         JULY 1, 2005     DECEMBER 31, 2005   DURING PERIOD*
            -          ----------------- -------------------- --------------
   Actual Return           $1,000.00          $1,119.03           $7.74
   Hypothetical Return     $1,000.00          $1,017.90           $7.38

----------
*Expenses are equal to the Fund's annualized expense ratio of 1.45% multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period.

FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE TAX YEAR

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $1,808,922 for the tax year ended December 31, 2005.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and one other investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies

22


                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 314-9049.

                         POSITION   LENGTH
         NAME            WITH THE   OF TIME    PRINCIPAL OCCUPATION(S) DURING
    AND BIRTH DATE        TRUST     SERVED              PAST 5 YEARS
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish       Chairman   Trustee   Retired; Partner, Wolfe, Block,
Born: November 9, 1943  of the     since     Schorr and Solis-Cohen, LLP
                        Board;     1989      (law firm) 2002 - 2003; Partner,
                        Trustee;   (Chairman Thelen Reid & Priest LLP (law
                        Chairman,  since     firm) 1995 - 2002.
                        Compliance 2004)
                        Committee,
                        Nominating
                        Committee
                        and
                        Qualified
                        Legal
                        Compliance
                        Committee
--------------------------------------------------------------------------------
Costas Azariadis        Trustee;   Trustee   Professor of Economics, University
Born: February 15, 1943 Chairman,  since     of California-Los Angeles; Visiting
                        Valuation  1989      Professor of Economics, Athens
                        Committee            University of Economics and
                                             Business 1998 - 1999.
--------------------------------------------------------------------------------
James C. Cheng          Trustee;   Trustee   President, Technology Marketing
Born: July 26, 1942     Chairman,  since     Associates (marketing company
                        Audit      1989      for small-and medium-sized
                        Committee            businesses in New England).
--------------------------------------------------------------------------------

                                                                             23


WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                          POSITION  LENGTH
          NAME            WITH THE  OF TIME     PRINCIPAL OCCUPATION(S) DURING
     AND BIRTH DATE        TRUST    SERVED               PAST 5 YEARS
----------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee;   Trustee President, Forum Trust, LLC (a
Born: July 15, 1942      Chairman,  since   non-depository trust company)
                         Contracts  1989    since 1997; President, Citigroup
                         Committee          Fund Services, LLC ("Citigroup")
                                            2003 - 2005; President, Forum
                                            Financial Group, LLC ("Forum") (a
                                            fund services company acquired by
                                            Citibank, N.A. in 2003).
----------------------------------------------------------------------------------
OFFICERS
Simon D. Collier         President; Since   Managing Director and Principal
Born: October 22, 1961   Principal  2005    Executive Officer, Foreside Fund
                         Executive          Services, LLC, the Trust's Distributor
                         Officer            since 2005; Chief Operating Officer
                                            and Managing Director, Global Fund
                                            Services, Citibank, N.A. 2003 - 2005;
                                            Managing Director, Global Securities
                                            Services for Investors, Citibank, N.A.
                                            1999 - 2003.
----------------------------------------------------------------------------------
Carl A. Bright           Principal  Since   President, Foreside Fund Services,
Born: December 20, 1957  Financial  2005    LLC, the Trust's Distributor since
                         Officer            2004; Consultant, Foreside
                                            Solutions, LLC 2000 - 2003 (a
                                            mutual fund development company).
----------------------------------------------------------------------------------
Beth P. Hanson           Vice       Since   Relationship Manager, Citigroup
Born: July 15, 1966      President/ 2003    since 2003; Relationship Manager,
                         Assistant          Forum 1999 - 2003.
                         Secretary
----------------------------------------------------------------------------------
Sara M. Morris           Vice       Since   Director and Relationship Manager,
Born: September 18, 1963 President  2004    Citigroup since 2004; Chief Financial
                                            Officer, The VIA Group, LLC (a
                                            strategic marketing company)
                                            2000 - 2003.
----------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer  Since   Product Manager, Citigroup since
Born: August 11, 1971               2005    2003; Senior Manager of Corporate
                                            Finance, Forum 1999 - 2003.
----------------------------------------------------------------------------------
David M. Whitaker        Secretary  Since   Product Manager, Citigroup since
Born: September 6, 1971             2004    2004; Assistant Counsel, PFPC, Inc. (a
                                            fund services company) 2000 - 2004.
----------------------------------------------------------------------------------

24


                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049
                                 www.wggf.com

                              Investment Adviser
                        Winslow Management Company, LLC
                          99 High Street, 12th Floor
                          Boston, Massachusetts 02110
                             www.winslowgreen.com

                                Transfer Agent
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049

                                  Distributor
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/ST/ Floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                    [GRAPHIC]



Printed with vegetable-based inks

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,000 in 2004 and $78,000 in 2005.

(b) Audit-Related Fees - There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $10,400 in 2004 and $14,875 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) The Registrant's Audit Committee pre-approves all audit and permissible non-audit services rendered to the Registrant in accordance with paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e) (2) 100.00%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant for the Reporting Periods were $10,400 in 2004 and $14,875 in 2005. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser engages the registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the registrant, the Audit Committee considers such engagement in evaluating the independence of the registrant's auditor.

 ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to stockholders under Item 1.




ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of trustees from shareholders.


ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        Forum Funds

By   /s/ Simon D. COllier
         ---------------------------
         Simon D. Collier, President and Principal Executive Officer

Date     03/01/2006
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President and Principal Exectutive Officer

Date     03/01/2006
         -----------------------------------


By  /s/  Carl A. Bright
         -----------------------------------
         Carl A. Bright, Principal Financial Officer

Date     03/01/2006
         -----------------------------------